SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                           1934 (Amendment No.______)

Filed by the Registrant [    ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[XX]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


                               DG INVESTOR SERIES

(Name of Registrant as Specified In Its Charter)


                               Federated Investors

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [XX] No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------

      3) Filing Party:
         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------

                               DG INVESTOR SERIES

                                 DG EQUITY FUND
                               DG OPPORTUNITY FUND
                                 DG MID CAP FUND
                          DG INTERNATIONAL EQUITY FUND
                     DG LIMITED TERM GOVERNMENT INCOME FUND
                            DG GOVERNMENT INCOME FUND
                            DG MUNICIPAL INCOME FUND
                           DG PRIME MONEY MARKET FUND
                          DG TREASURY MONEY MARKET FUND
                     --------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 1998

      A special meeting (together with any adjournments or postponements, the "Meeting") of the shareholders of DG Investor Series (the "Trust"), which consists of the nine portfolios listed above (each such portfolio individually referred to as a "Fund," and collectively as the "Funds"), will be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779 at 2:00 P.M. (Eastern time), on Friday, April 24, 1998, for the purpose of considering and voting upon the following proposals:

                EACH FUND WILL VOTE SEPARATELY ON PROPOSAL ONE

      (1) A proposal to approve or disapprove a new Investment Advisory Contract on behalf of each Fund (the "New Advisory Contract") (which provides for no increase in advisory fees for the Funds), between the Trust and First American National Bank, a subsidiary of First American Corporation, the terms of which are substantially similar to the current investment advisory agreement between the Trust and its present investment adviser. The New Advisory Contract will be subject to and effective upon the consummation of the pending merger (the "Merger") of Deposit Guaranty Corp., the ultimate corporate parent of the Funds' present investment adviser, ParkSouth Corporation ("ParkSouth"), into First American Corporation.

      (2)   THREE FUNDS WILL EACH VOTE SEPARATELY ON PROPOSAL TWO

                           DG OPPORTUNITY FUND ONLY:
      (A) A proposal, in connection with the Merger, to approve or disapprove a new Sub-Advisory Agreement between Womack Asset Management, the present sub-adviser to the DG Opportunity Fund, and First American National Bank, on behalf of the DG Opportunity Fund.

                             DG MID CAP FUND ONLY:

      (B) A proposal, in connection with the Merger, to approve or disapprove a new Sub-Advisory Agreement between Bennett Lawrence Management, LLC, the present sub-adviser to the DG Mid Cap Fund, and First American National Bank, on behalf of the DG Mid Cap Fund.

                      DG INTERNATIONAL EQUITY FUND ONLY:

      (C) A proposal, in connection with the Merger, to approve or disapprove a New Sub-Advisory Agreement between Lazard Freres Asset Management, the present sub-adviser to the DG International Equity Fund, and First American National Bank, on behalf of the DG International Equity Fund.

      Such other business as may properly come before the Meeting.

The Trustees have fixed February 24, 1998 as the record date for determination of shareholders of each Fund entitled to vote at the Meeting on all matters relating to each such Fund. The enclosed Proxy Statement describes the Merger, the New Advisory Contract, Deposit Guaranty Corp., ParkSouth, First American Corporation, First American National Bank, the three new sub-advisory agreements and the sub-advisers.

      A Proxy solicited by the Trustees is enclosed herewith. Please mark, sign, date, and return the Proxy promptly in the enclosed business reply envelope. If you attend the Meeting, you may, if you wish, withdraw your Proxy and vote in person.

                                          By Order of the Board of Trustees



                                          John W. McGonigle
Dated: March 13, 1998                           SECRETARY



YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               DG INVESTOR SERIES

                                 DG EQUITY FUND
                               DG OPPORTUNITY FUND
                                 DG MID CAP FUND
                          DG INTERNATIONAL EQUITY FUND
                     DG LIMITED TERM GOVERNMENT INCOME FUND
                            DG GOVERNMENT INCOME FUND
                            DG MUNICIPAL INCOME FUND
                           DG PRIME MONEY MARKET FUND
                          DG TREASURY MONEY MARKET FUND

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                           --------------------------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Trustees of DG Investor Series (the "Trust") for use at the special meeting of shareholders of the Trust, which consists of the nine portfolios listed above (each portfolio individually referred to as a "Fund," and collectively as the "Funds") to be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779 at 2:00 P.M. (Eastern time), on Friday, April 24, 1998 (together with any adjournments or postponements thereof, the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting.

      Copies of solicitation materials may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of the shares, and normal handling charges may be paid for such forwarding services. THE COST OF PREPARING AND MAILING THE NOTICE OF SPECIAL MEETING, THE PROXY CARDS, THIS PROXY STATEMENT AND ANY ADDITIONAL PROXY MATERIALS HAS BEEN OR WILL BE BORNE BY PARKSOUTH CORPORATION ("PARKSOUTH"), THE FUNDS' CURRENT INVESTMENT ADVISER, OR BY DEPOSIT GUARANTY CORP., PARKSOUTH'S ULTIMATE CORPORATE PARENT. PROXY SOLICITATIONS WILL BE MADE PRIMARILY BY MAIL, BUT MAY ALSO BE MADE BY TELEPHONE, TELEGRAPH, OR PERSONAL INTERVIEW CONDUCTED BY CERTAIN OFFICERS OR EMPLOYEES OF THE TRUST, PARKSOUTH, FEDERATED SHAREHOLDER SERVICES COMPANY (THE TRUST'S TRANSFER AGENT), AND/OR FEDERATED ADMINISTRATIVE SERVICES (THE TRUST'S ADMINISTRATOR). IN THE EVENT THAT A SHAREHOLDER SIGNS AND RETURNS THE PROXY BALLOT BUT DOES NOT INDICATE A CHOICE AS TO ANY OF THE ITEMS ON THE PROXY BALLOT, THE PROXIES WILL VOTE THOSE SHARES IN FAVOR OF SUCH PROPOSAL(S).

                                 INTRODUCTION

      The Meeting is being called to permit shareholders of each Fund to approve or disapprove a new investment advisory contract (the "New Advisory Contract") between the Trust, on behalf of each of the respective Funds, and First American National Bank, a wholly-owned subsidiary of First American Corporation ("First American"). In addition, shareholders of the DG Opportunity Fund will be asked to approve or disapprove a new sub-advisory agreement between First American National Bank and Womack Asset Management; shareholders of the DG Mid Cap Fund will be asked to approve a new sub-advisory agreement between First American National Bank and Bennett Lawrence Management, LLC; and shareholders of the DG International Equity Fund will be asked to approve a new sub-advisory agreement between First American National Bank and Lazard Freres Asset Management. The three new sub-advisory agreements are collectively referred to in this Proxy Statement as the "New Sub-Advisory Agreements," and may each individually be referred to as a "New Sub-Advisory Agreement."

      Consideration of the New Advisory Contract and the New Sub-Advisory Agreements has been made necessary by the pending acquisition (the "Merger") of Deposit Guaranty Corp. ("DGC"), the ultimate corporate parent of ParkSouth, by First American. The Board of Trustees of the Trust proposes that the New Advisory Contract and the New Sub-Advisory Agreements take effect on the date that the Merger is consummated. At that time, the current investment advisory agreement between the Trust and ParkSouth, and the current sub-advisory agreements between ParkSouth and the sub-advisers, will automatically terminate in accordance with their terms and as required by the Investment Company Act of 1940, as amended (the "1940 Act"). It is presently anticipated that the Merger will be consummated on or about April 30, 1998 (the "Merger Closing Date"). Shareholders of the Funds are NOT being asked to vote on the Merger of DGC into First American.

      Shareholders should consider the following factors in determining whether to approve the New Advisory Contract (and, in the case of shareholders of the DG Opportunity Fund, the DG Mid Cap Fund and the DG International Equity Fund, whether to approve the respective New Sub-Advisory Agreement):

     o the Board of Trustees of the Trust has unanimously approved the New Advisory Contract for all of the Funds, and the New Sub-Advisory Agreements for the affected Funds;

     o no change in any Fund's investment objective or investment policies and restrictions will take place;

     o there will be no change in the fees payable by a Fund to First American National Bank for advisory services, and there will be no change in the fees payable by First American National Bank to any sub-adviser;

     o    the Trustees of the Trust will remain unchanged;

             investment personnel presently employed by ParkSouth, who are experienced in managing the Funds, will continue to manage the Funds' investment programs under the New Advisory Contract as employees of First American National Bank; and

      o there will be no change in the personnel at the sub-advisers who manage the assets of the DG Opportunity Fund, the DG Mid Cap Fund and the DG International Equity Fund.

      The following table identifies the proposals to be voted on at the Meeting and the shareholders who are being solicited with respect to each proposal:

-------------------------------------------------------------------------------
                       PROPOSAL                        SHAREHOLDERS SOLICITED
-------------------------------------------------------------------------------
Approval of the New Advisory Contract with First       Each Fund, voting
American National Bank for each respective Fund.       separately, on a
                                                       Fund-by-Fund basis.
-------------------------------------------------------------------------------
Approval of a new sub-advisory agreement between DG Opportunity Fund.
Womack Asset Management and First American National
Bank.
-------------------------------------------------------------------------------
Approval of a new sub-advisory agreement between DG Mid Cap Fund.
Bennett Lawrence Management, LLC, and First American
National Bank.
-------------------------------------------------------------------------------
Approval of a new sub-advisory agreement between       DG International
Lazard Freres Asset Management and First American      Equity Fund.
National Bank.
-------------------------------------------------------------------------------
Such other business as may properly come before the    The Trust, or each
Meeting or any adjournment thereof.                    affected Fund, voting
                                                       separately, as
                                                       appropriate.
-------------------------------------------------------------------------------

      On February 24, 1998, the Funds had outstanding the following number of shares of beneficial interest (the "Shares"), each Share being entitled to one vote and fractional Shares having proportionate voting rights. The total outstanding Shares consist of:

            DG Equity Fund                                  31,065,481 Shares
            DG Opportunity Fund                             7,692,333 Shares
            DG Mid Cap Fund                                     10 Shares
            DG International Equity Fund                    2,526,620 Shares
            DG Limited Term Government Income Fund          6,647,904 Shares
            DG Government Income Fund                       26,776,021 Shares
            DG Municipal Income Fund                        4,446,045 Shares
            DG Prime Money Market Fund                      190,190,116 Shares
            DG Treasury Money Market Fund                   350,133,009 Shares

      Only shareholders of record at the close of business on February 24, 1998 will be entitled to notice of, and to vote at, the Meeting. Each shareholder of each Fund entitled to vote on a proposal is entitled to one vote on each such proposal per Share held as of the record date. Shares may be represented in person or by proxy. With respect to each matter to be considered at the Meeting, more than 50% of the total number of outstanding Shares of each Fund, respectively, entitled to vote on the matter, represented in person or by proxy, shall be required to constitute a quorum at the Meeting for each Fund for the purpose of voting on the matter.

      Under the 1940 Act, the New Advisory Contract must be approved by the holders of a majority of the outstanding Shares of each Fund, and each New Sub-Advisory Agreement must be approved by the holders of a majority of the outstanding Shares of the affected Fund, with each Fund's shareholders voting separately. Approval by each Fund of the New Advisory Contract, and approval by a Fund of a New Sub-Advisory Agreement, requires the affirmative vote of (i) 67% or more of the Shares of the Fund present at the Meeting, if holders of more than 50% of the outstanding Shares of that Fund on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding Shares of that Fund on the record date, whichever is less. Consequently, with respect to each proposal, abstentions and broker non-votes (I.E., proxies sent in by brokers and other nominees which cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted toward the establishment of a quorum, and as part of the base number of votes to be used in determining if the proposal has received the requisite number of votes for approval. Thus, an abstention or a broker non-vote will have the same effect as a vote "against" such proposal. DGC, ParkSouth and their affiliates intend to vote in favor of the proposals all Shares held by them in their fiduciary capacity and subject to voting discretion. It is anticipated that DGC, ParkSouth and their affiliates will be voting sufficient Shares of each Fund to assure approval of the New Advisory Contract by each Fund and approval of the New Sub-Advisory Agreements by the affected Funds.

      If approved by the holders of a majority of the outstanding Shares of each Fund, it is anticipated that the New Advisory Contract will become effective upon the Merger Closing Date. Similarly, if approved by the holders of a majority of the outstanding Shares of an affected Fund, it is anticipated that each New Sub-Advisory Agreement will become effective upon the Merger Closing Date. If the holders of a majority of the outstanding Shares of a Fund do not approve the New Advisory Contract or a New Sub-Advisory Agreement (if applicable), and the Merger is consummated, the Board of Trustees will consider what action to take in the best interests of the shareholders of that Fund.

      Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the Meeting and gives verbal notice of his or her election to vote in person, without compliance with any other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the Meeting by delivering an instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Trust. If a Proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the Meeting in the manner specified thereon. If a Proxy is properly executed and returned, but no choice is specified thereon, it will be voted in favor of the proposals described in this Proxy Statement.

      The Trust will provide, without charge and upon verbal or written request, to each shareholder of record of a Fund, a copy of the Fund's annual report for the fiscal year ended February 28, 1997, and the most recent semi-annual report succeeding such annual report. Written or telephone requests for such documents should be directed to DG Investor Series, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, telephone: 1-800-530-7377.

      Federated Administrative Services (the "Administrator") provides administrative services for the Trust, and Federated Shareholder Services Company, (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent and provides portfolio accounting services. The Trust's distributor and principal underwriter is Federated Securities Corp. (the "Distributor"). The Administrator, Transfer Agent, and Distributor are collectively referred to herein as the "Present Administration." The address of the Present Administration is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is currently contemplated that the Present Administration will continue to serve in these capacities following the Merger Closing Date.

      The Board of Trustees of the Trust proposes to mail this Proxy Statement, the enclosed Notice of Special Meeting and the Proxy Cards on or about March 13, 1998.


                                   PROPOSAL 1
          APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY CONTRACT
                             (APPLIES TO ALL FUNDS)

INTRODUCTION

      ParkSouth Corporation ("ParkSouth") currently provides investment advisory services to each Fund of the Trust pursuant to an investment advisory contract between the Trust and ParkSouth dated March 1, 1997 (the "Current Advisory Contract").

      Deposit Guaranty Corp. ("DGC"), the Adviser's ultimate corporate parent, has agreed to merge into First American Corporation ("First American") (such transaction being the "Merger"). It is presently expected that the Merger will be consummated on or about April 30, 1998 (the "Merger Closing Date"). In conjunction with the Merger, it is contemplated that First American National Bank will succeed to the advisory business of ParkSouth. The Merger and integration of ParkSouth into First American National Bank may be deemed to be an assignment under the Investment Company Act of 1940, as amended (the "1940 Act") and result in the automatic termination of the Current Advisory Contract.

      In anticipation of the consummation of the Merger, [and the integration of ParkSouth into First American National Bank,] and to provide for continuity of investment advisory services to the Funds, shareholders of each Fund are being asked to approve a new investment advisory contract between the Trust and First American National Bank (the "New Advisory Contract").

      Under the New Advisory Contract, First American National Bank will be responsible for providing advisory services to the Funds. The terms of the New Advisory Contract are identical, in all material respects, to the Current Advisory Contract, except for: (i) the replacement of ParkSouth by First American National Bank as the identified investment adviser to the Funds, and
(ii) the effective date. The effective date of the New Advisory Contract will be the Merger Closing Date. A copy of the New Advisory Contract is attached as
Exhibit I to this Proxy Statement. The Trust will execute the New Advisory Contract for each Fund that approves the New Advisory Contract by execution of a schedule identifying the fees for services to the respective Fund.

ACQUISITION OF DGC BY FIRST AMERICAN

      On December 8, 1997, DGC and First American entered into an Agreement and Plan of Merger (the "Merger Agreement") whereby DGC [and its affiliates and subsidiaries] will be merged into First American, a registered bank holding company and financial services holding company headquartered in Nashville, Tennessee. The boards of directors of DGC and First American have approved the Merger. There are various conditions precedent to the consummation of the Merger, including approval by federal and state regulatory authorities, and the approval by shareholders of both DGC and First American. The Merger may be terminated or abandoned at any time prior to its consummation by the mutual consent of DGC and First American or upon the occurrence of other events specified in the Merger Agreement. The meeting of DGC shareholders to vote on the Merger will be held on April 14, 1998, and the meeting of First American's shareholders will be held on April 16, 1998.

      First American conducts various investment advisory activities through its subsidiaries, including First American National Bank. The principal offices of First American are located at First American Center, 315 Deaderick Street, Nashville, Tennessee 37238. First American National Bank provides personal trust, estate, employee benefit trust, corporate trust and custody services to over 3000 individual and business clients, and investment advisory services. First American National Bank presently serves as the investment adviser to The Infinity Mutual Funds, Inc., an open-end management investment company, and its AmeriStar Portfolios. First American National Bank and its affiliates, as of December 31, 1997, had approximately $5.9 billion in assets under trust and approximately $9 billion in assets under management.

      As required by the 1940 Act, the Current Advisory Contract for the Funds provides for its automatic termination upon its assignment. The Merger will result in a change of control of ParkSouth and DGC and hence, an assignment which would automatically terminate the Current Advisory Contract. To assure the continued supervision of the investments of the Funds, a new advisory contract must be approved which will take effect at the time the Current Advisory Contract terminates. The Meeting has been called because the 1940 Act requires that shareholders of an investment company vote on all investment advisory agreements.

      As more fully described below, the terms and conditions of the New Advisory Contract are identical in all material respects to the Current Advisory Contract. The sole differences between the Current Advisory Contract and the New Advisory Contract are: (i) the substitution of First American National Bank for ParkSouth, and (ii) the effective date which, in the case of the New Advisory Contract, will be the Merger Closing Date. It is currently expected that the Merger Closing Date will occur on or about April 30, 1998. THE NEW ADVISORY CONTRACT PROVIDES FOR NO INCREASE IN THE ADVISORY FEES PAYABLE BY ANY FUND, AND IS NOT EXPECTED TO CHANGE THE TYPE OR EXTENT OF SERVICES PROVIDED TO THE FUNDS. Should the Merger not be consummated, ParkSouth will continue to serve as investment adviser to the Funds pursuant to the Current Advisory Contract.

      At a meeting held on February 26, 1998, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) (the "Independent Trustees") of the Trust unanimously approved the New Advisory Contract and recommended that it be submitted to shareholders for their approval at the Meeting.

INFORMATION ABOUT THE CURRENT ADVISORY CONTRACT

      The Current Advisory Contract was most recently approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees, with respect to each Fund, on February 27, 1997. Federated Administrative Services, as the initial shareholder of each Fund, initially approved the Current Advisory Contract on the following dates:

            DG Equity Fund July 17, 1992 DG Opportunity Fund July 22, 1994 DG Mid Cap Fund September 3, 1997 DG International Equity Fund March 31, 1997 DG Limited Term Government Income Fund July 17, 1992 DG Government Income Fund July 17, 1992 DG Municipal Income Fund December 11, 1992 DG Prime Money Market Fund January 30, 1997 DG Treasury Money Market Fund May 4, 1992


      The Current Advisory Contract provides that ParkSouth shall provide investment management services to the Funds, subject to the supervision of the Board of Trustees of the Trust. Under the Current Advisory Contract, ParkSouth is entitled to receive advisory fees from the Funds, computed daily and paid daily, at the annual rates of: 0.50% of the average daily net assets of each of the DG Prime Money Market Fund and the DG Treasury Money Market Fund; 0.60% of the average daily net assets of each of the DG Limited Term Government Income Fund, the DG Government Income Fund and the DG Municipal Income Fund; 0.75% of the average daily net assets of the DG Equity Fund; 0.95% of the average daily net assets of the DG Opportunity Fund; and 1.00% of the average daily net assets of each of the DG Mid Cap Fund and the DG International Equity Fund.

      The table below sets forth: (i) the net assets for each Fund as of the six month period ended August 31, 1997; (ii) the rates of advisory fees, computed daily and payable daily, to which ParkSouth is entitled for the services provided and expenses assessed pursuant to the Current Advisory Contract; (iii) advisory fees (net of waivers) paid by each Fund for the fiscal year ended February 28, 1997; and (iv) the effective rates of each of the advisory fees (net of waivers) expressed as a percentage of average net assets for the fiscal year ended February 28, 1997:

 ASSETS OF DG INVESTOR SERIES AND ADVISORY FEES PAID TO PARKSOUTH CORPORATION
                          Net Assets      Annual      Actual Advisory  Effective
                            as of      Advisory Fee        Fees        Advisory
                          August 31,    (Based on    (Net of Waivers)  FEES(1)
                             1997      Average Net         Paid
                                         ASSETS)      For Fiscal Year
                                                           Ended
                                                     FEBRUARY 28, 1997
DG Equity Fund           $589,940,000    0.75%             0.75%    $3,213,522
DG Opportunity Fund      $106,693,349    0.95%             0.79%      $568,562
DG Mid Cap Fund          $0              1.00%              N/A%           N/A
DG International Equity  $10,777,644     1.00%              N/A%           N/A
Fund
DG Limited Term          $80,575,763     0.60%             0.40%      $351,982
   Government Income
Fund
DG Government Income     $269,325,598    0.60%             0.50%    $1,140,913
Fund
DG Municipal Income Fund $49,100,103     0.60%             0.25%      $116,346
DG Prime Money Market    $168,498,305    0.50%              N/A%           N/A
   Fund
DG Treasury Money Market $242,315,203    0.50%             0.30%      $683,140
   Fund
      TOTAL DG Investor  $1,517,225,965
      Series

(1) Each current fee waiver represents a percentage of daily net assets of each Fund calculated at an annualized rate. The current voluntary fee waivers and reimbursements may be modified or terminated by ParkSouth at any time at its sole discretion. Similarly, under the New Advisory Contract, First American National Bank may modify or terminate the voluntary fee waivers and reimbursements at its sole discretion.

      For the fiscal year ended February 28, 1997, the DG Equity and Opportunity Funds paid $75,624.30 and $315,139.07, respectively, in total dollar amounts of brokerage commissions. None of the other Funds paid any brokerage commissions or entered into any brokerage transactions during the fiscal year ended February 28, 1997. The Funds, however, engaged in transactions with dealers acting as principal and the costs of such transactions involve dealer spreads rather than brokerage commissions.

INFORMATION ABOUT THE NEW ADVISORY CONTRACT

      Under the New Advisory Contract, First American National Bank shall manage the Funds' investments. Subject to the direction of the Board of Trustees of the Trust, First American National Bank shall provide investment research and supervision of the investments of each Fund, and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets. The New Advisory Contract provides that First American National Bank shall determine from time to time what securities or other instruments will be purchased, retained or sold by the Trust with respect to each Fund. First American National Bank, in its supervision of the assets of each Fund, is guided by each Fund's investment objective and policies, and the provisions and restrictions contained in the Declaration of Trust and the By-Laws of the Trust and as set forth in the Funds' prospectuses and Statements of Additional Information that are on file with the Securities and Exchange Commission (the "SEC"). The form of the New Advisory Contract (including the execution page for each Fund) is attached to this Proxy Statement as Exhibit I.

      The New Advisory Contract states that each Fund shall pay (or cause to be paid) all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of the Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of the Shares, including expenses of administrative support services; fees and expenses of preparing and printing the Trust's Registration Statements under the Securities Act of 1933 and the 1940 Act, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

      It is presently anticipated that the Present Administration will continue to provide services to the Trust. The Trust's expenses will continue to include expenses of administrative personnel and services provided to the Trust by the Administrator at an annual rate as described in the prospectuses and Statements of Additional Information for the Funds.

      THE NEW ADVISORY CONTRACT PROVIDES THAT THE ADVISORY FEES PAYABLE TO FIRST AMERICAN NATIONAL BANK BY THE FUNDS WILL BE IDENTICAL TO THOSE PAYABLE TO PARKSOUTH UNDER THE CURRENT ADVISORY CONTRACT. The advisory fees payable under the New Advisory Contract by the Funds are equal to a fixed percentage of the daily net assets of each Fund calculated at an annualized rate, payable on a daily basis, and are listed on page 6 of this Proxy Statement. From time to time, First American National Bank, under the New Advisory Contract, consistent with ParkSouth's present practice under the Current Advisory Contract, may waive its fee or reimburse a Fund for certain of its expenses in order to reduce the Fund's expense ratio. As a result, the Fund's return and yield would be higher than it would be if the fees and such expenses had been paid by the Fund.

      As in the Current Advisory Contract, the New Advisory Contract provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of First American National Bank under the New Advisory Contract, First American National Bank and its affiliates shall not be liable to the Trust or to any shareholder for any act or omission in the course of, or connected in any way with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

      If approved by shareholders of the Funds at the Meeting, the New Advisory Contract will continue for a period of two years from its date of execution, unless terminated, and may be continued from year to year thereafter by the Board of Trustees. The continuation of the New Advisory Contract must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees cast in person at a meeting called for that purpose. Under the New Advisory Contract, First American National Bank has the right, in any year, to notify the Trust in writing at least 60 days before the New Advisory Contract's anniversary date that it does not desire a renewal of the New Advisory Contract. The Trustees, or a majority of the outstanding voting shares of the Trust, may terminate the New Advisory Contract at any time without penalty by giving First American National Bank 60 days' written notice. The New Advisory Contract may not be assigned by First American National Bank and will terminate automatically in the event of its assignment. The New Advisory Contract provides that it may be amended by a vote of both a majority of the Trustees, including a majority of the Independent Trustees, and on behalf of a Fund by the holders of a majority of the outstanding voting shares of such Fund.

      If the New Advisory Contract is approved by shareholders of one or more Funds and the Merger is consummated, the New Advisory Contract will be executed and become effective with respect to such Funds on the Merger Closing Date. In the event the Merger is not consummated, the Current Advisory Contract will continue in accordance with its terms. If the Merger is consummated and if the New Advisory Contract is not approved by the shareholders of a Fund, the Board of Trustees will consider what actions should be taken, including but not limited to, terminating the Current Advisory Contract or requesting that First American National Bank perform investment advisory services for that Fund at cost until a new investment advisory contract is approved by the shareholders of that Fund.

INFORMATION ABOUT PARKSOUTH AND FIRST AMERICAN NATIONAL BANK

PARKSOUTH CORPORATION

      ParkSouth has served as the investment adviser to the Trust since March 1, 1997. Prior to that date, Deposit Guaranty National Bank (the "Bank") had served as the investment adviser to the Trust since May 5, 1992, the date of the Trust's establishment. ParkSouth is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"), providing investment management services to individuals and institutional clients. ParkSouth's address is P.O. Box 1200, Jackson, Mississippi 39215-1200. ParkSouth is a subsidiary of the Bank, which is a national banking association. The Bank is a subsidiary of Deposit Guaranty Corp ("DGC"). The Adviser manages, in addition to the Funds, $100 million in assets, as of December 31, 1997. Through its subsidiaries and affiliates, DGC offers a full range of financial services to the public, including commercial lending, depository services, cash management, brokerage services, retail banking, mortgage banking, investment advisory services and trust services. The address of DGC is 201 East Capital Street, Jackson, MS, 39201

      The principal executive officers and directors of DGC are listed in the table below. The business address of each such individual is DGB-14, P.O. Box 1200, Jackson, Mississippi 39215-1200:

                                                   Other Substantial
NAME                      POSITION WITH DGC        Business,
                                                   PROFESSION, VOCATION OR
                                                   EMPLOYMENT
Michael B. Bernis         Director                 Executive Vice President
                                                   Retail Service
                                                   Entergy Ccorporation
Richard H. Bremer         Director                 President
                                                   Energy Services
                                                   Central and South West
                                                   Services, Inc.
Warren A. Hood,Jr.        Director                 Chairman
                                                   Atlas Roofing Corporation
                                                   Hood Industries, Inc. and
                                                   Southern Bag Corporation

Charles L. Irby                   Director                      President
                                                    Irby Construction Co.

Howard L. McMillan, Jr.           Director
                            President and Chief
                            Operating Officer


Richard D. McRae, Jr.             Director                     President
                                                   McRae Investments
                                                   Private Investor

W. R. Newman, III           Director             President
                                                 J. A. Bentley Lumber Co., Inc.

John N. Palmer                    Director         Chairman of the Board
                                                   Mobile Telecommunication
                                                   Techologies Corp.
E. B. Robinson, Jr.               Director
                            Chairman of the Board and
                            Chief Executive Officer


Steven C. Walker                  Director
                            Executive Vice President


J. Kelley Williams                Director                       Chairman and
                                                     Chief Executive Officer
                                                     ChemFirst, Inc.
                                                     Specialty Chemicals

FIRST AMERICAN NATIONAL BANK

      First American is a registered bank holding company and a financial services company headquartered in Nashville, Tennessee. Through its related banking subsidiaries, including First American National Bank, First American provides banking and banking-related services throughout the mid-south region of the United States. On December 31, 1997, First American and its affiliates had total assets of approximately $5.9 billion under trust and approximately $9 billion under management.

      The principal executive officer and directors of First American National Bank are listed in the table below. The business address of each such individual is First American Center, 315 Deaderick Street, Nashville, Tennessee 37237. Certain executive officers and directors of First American National Bank also hold or have held various positions with bank and non-bank affiliates of First American National Bank, including First American.




NAME                          Position with First      Other Substantial Business,
                              American                 Profession,
                              NATIONAL                 VOCATION OR
                              BANK                     EMPLOYMENT

Samuel E. Beale, III          Director                 President and Chief
                                                       Executive Officer of
                                                       Morrison Restaurants, Inc.
Dennis C. Bottorff            Director and Chief       President and Chief
                              Executive Officer        Executive Officer of First
                                                       American Corporation
Earnest W. Deavenport, Jr.    Director                 Group Vice President of
                                                       Eastman Kodak Company
Reginald D. Dickson           Director                 President Emeritus of
                                                       INROADS, Inc.
T. Scott Fillebrown           Director                 Private Investor
James A. Haslam, II           Director                 President and Chief
                                                       Executive Officer of Pilot
                                                       Corporation
Martha R. Ingram              Director                 Director of Public Affairs
                                                       of Ingram Industries, Inc.
Walter D. Knestrick           Director                 Chairman of the Board of
                                                       Walter Knestrick
                                                       Contractor, Inc.
Gene C. Koonce                Director                 President and Chief
                                                       Executive Officer of United
                                                       Cities Gas Company
James R. Martin               Director                 Chairman and Chief
                                                       Executive Officer of
                                                       PlastiLine, Inc.
William O. McCoy              Director                 Vice Chairman of the Board
                                                       of BellSouth Corporation
Dale W. Polley                Director, Vice Chairman  Vice Chairman and Chief
                              and Chief                Administrative Officer of
                              Administrative Officer   First American Corporation
Toy F. Reid                   Director                 Retired Executive Vice
                                                       President of Eastman Kodak
                                                       Company
Roscoe R. Robinson            Director                 Vice Chancellor for Health
                                                       Affairs of Vanderbilt
                                                       University Medical Center
James F. Smith                Director                 Chairman of the Board of
                                                       First American Corporation
Cal Turner, Jr.               Director                 Chairman and Chief
                                                       Executive Officer of Dollar
                                                       General Corporation
David K. Wilson               Director                 Chairman of the Board of
                                                       Cherokee Equity Corporation
Toby S. Wilt                  Director                 President of TSW Investment
                                                       Company
William S. Wire, II           Director                 Chairman of the Board of
                                                       Genesco, Inc.




TRUSTEES' RECOMMENDATIONS AND OTHER INFORMATION

      The New Advisory Contract was unanimously approved on behalf of each Fund by the Board of Trustees (the "Board") of the Trust, including the Independent Trustees, at a meeting held on February 26, 1998. By approving the New Advisory Contract, the Trustees have acted in what they believe to be the best interests of the shareholders of each Fund. The Trustees considered information relating to ParkSouth, First American, First American National Bank and the consolidated entity that would result from the consummation of the Merger, including First American National Bank's present capabilities and expertise in serving as investment adviser to its own family of mutual funds. The Trustees reviewed the terms of the New Advisory Contract, including the fact that no change is being proposed to either the advisory fee payable by any Fund or the type of services being provided to the Funds. It was also noted that the New Advisory Contract is identical to the Current Advisory Contract, except for its date and the substitution of First American National Bank for ParkSouth.

      Specifically, in connection with approval of the New Advisory Contract on behalf of each Fund, the Board considered that the terms of the Merger do not require or result in any changes in the Funds' investment objectives or policies, the investment management or operation of the Funds, the investment personnel managing the Funds, or the shareholder services or other business activities of the Funds. ParkSouth and DGC have informed the Board that the Merger is not expected to result in any such change, although no assurance can be given that such a change will not occur. ParkSouth and DGC also have advised that, at present, they are not aware of plans or proposals to make any material changes in the business, corporate structure or composition of senior management or personnel that manage the Funds, or in the manner in which those individuals render investment advisory services to each Fund. If, after the Merger Closing Date, changes in First American National Bank are proposed that might materially affect its services to a Fund, the Board will consider the effect of those changes and take such action as it deems advisable under the circumstances.

      In light of these representations, in approving the New Advisory Contract, the Board placed particular emphasis on ParkSouth's (and its predecessor, the Bank's) record of service to the Funds and the expectation that the Merger should not have any material adverse effect on the Funds' ongoing operations or on the extent or quality of services provided by First American National Bank to the Funds, or increase the cost to the Funds of such services. It was noted in this regard that, as part of its ongoing responsibilities, the Board throughout the years has monitored the Funds' performance, as well as the manner in which ParkSouth (and before ParkSouth, the Bank) has carried out its duties as investment adviser to the Funds.

      Section 15(f) of the 1940 Act provides that in connection with the sale of any interest in any investment adviser which results in the "assignment" of an investment advisory agreement, an investment adviser of a registered investment company, such as the Trust, or an affiliated person of such investment adviser, may receive any amount or benefit if (i) for a period of three years after the sale, at least 75% of the members of the board of trustees of the investment company are not interested persons of the investment adviser or the predecessor adviser, and (ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions or understanding applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction, whereby the investment adviser or its predecessor or successor investment advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. This provision of the 1940 Act was enacted by Congress in 1975 to make it clear that an investment adviser (or an affiliated person of the adviser) can realize a profit on the sale of the adviser's business subject to the two safeguards described above. The Board has requested and received assurances from DGC and ParkSouth that no "unfair burden" will be imposed on the Trust as a result of the Merger and the proposed transactions.

      Based upon the considerations set forth above, the Trustees have determined that the New Advisory Contract is in the best interest of each Fund and its shareholders. In addition, management expects that there will be no diminution in the scope and quality of services provided to the Trust as a result of these transactions. In fact, as described above, the New Advisory Contract is identical in all material respects, except as to (i) the substitution of First American National Bank for ParkSouth and (ii) its date, as the Current Advisory Contract under which the Trust is presently operating and which has been approved previously by the shareholders of each Fund. The Board believes that the Funds will receive investment management services under the New Advisory Contract at least equivalent to those that they receive under the Current Advisory Contract, and at the same fee and expense levels.

      In the event the Merger is not consummated, the Current Advisory Contract will continue in accordance with its terms. If the Merger is consummated and if the New Advisory Contract is not approved by the shareholders of any Fund, the Current Advisory Contract will terminate and the Board of Trustees will consider what actions should be taken, including but not limited to, requesting that First American National Bank perform investment advisory services at cost until a new investment advisory contract is approved by the shareholders of that Fund.

            THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND
              VOTE "FOR" THE APPROVAL OF THE NEW ADVISORY CONTRACT.


                                  PROPOSAL 2-A
             APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT
                    (APPLIES ONLY TO THE DG OPPORTUNITY FUND)

      Womack Asset Management ("Womack Management"), 2120 Deposit Guaranty Plaza, Jackson, Mississippi 39201, presently serves as the sub-adviser to the DG Opportunity Fund pursuant to a sub-advisory agreement dated July 21, 1997 (the "Present Womack Sub-Advisory Agreement"). Womack Management is an investment adviser registered under the Advisers Act, and was formed in February 1997 by William A. Womack. Prior to forming Womack Management, Mr. Womack had been a Senior Vice President and Trust Investment Officer of the Bank (the parent corporation of ParkSouth and, prior to March 1, 1997, the investment adviser to the DG Opportunity Fund and the Trust's other Funds) and the portfolio manager for the DG Opportunity Fund.

      As indicated in the section entitled "Approval or Disapproval of a New Investment Advisory Contract" in this Proxy Statement, on December 8, 1997, First American and DGC entered into the Merger Agreement. See "Acquisition of DGC by First American." Consummation of the transactions contemplated by the Merger will cause a change of ownership of ParkSouth as ParkSouth is integrated into First American National Bank. This change in ownership of ParkSouth will automatically terminate the Current Advisory Contract, which will, in turn, automatically terminate the Present Womack Sub-Advisory Agreement, in accordance with its terms and as required by the 1940 Act. Thus, although immediately following the Merger, Womack Management would remain the entity responsible for providing sub-advisory services to the DG Opportunity Fund, the change in ownership of ParkSouth requires approval by the shareholders of the DG Opportunity Fund of a new sub-advisory agreement (the "New Womack Sub-Advisory Agreement") between First American National Bank, on behalf of the DG Opportunity Fund, and Womack Management. A copy of the New Womack Sub-Advisory Agreement is attached as Exhibit II-A to this Proxy Statement.

      On February 26, 1998, the Trustees of the Trust, including the Independent Trustees, unanimously approved the New Womack Sub-Advisory Agreement, voting to continue having Womack Management act as the DG Opportunity Fund's sub-adviser. The terms of the New Womack Sub-Advisory Agreement are identical, in all material respects, to the Present Womack Sub-Advisory Agreement, except for: (i) the replacement of ParkSouth by First American National Bank as the identified investment adviser to the DG Opportunity Fund, and (ii) the effective date, which, in the case of the New Womack Sub-Advisory Agreement, will be the Merger Closing Date. As indicated in the section entitled "Approval or Disapproval of a New Investment Advisory Contract" of this Proxy Statement, it is currently expected that the Merger Closing Date will occur on or about April 30, 1998.

      On May 14, 1997, at the request of Womack Management, the Present Womack Sub-Advisory Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, and was recommended by the Trustees for shareholder approval. At a shareholder meeting held on July 21, 1997, a majority of the shareholders of the DG Opportunity Fund approved the Present Womack Sub-Advisory Agreement.

      Pursuant to the terms of the Present Womack Sub-Advisory Agreement and the New Womack Sub-Advisory Agreement, subject to the direction of the Board of Trustees and either ParkSouth (in the Present Womack Sub-Advisory Agreement) or First American National Bank (in the New Womack Sub-Advisory Agreement), Womack Management acts as the discretionary sub-adviser for all assets of the DG Opportunity Fund other than cash and cash-equivalents. Under the terms of the Present Womack Sub-Advisory Agreement and the New Womack Sub-Advisory Agreement, Womack Management makes all determinations with respect to the investment of non-cash assets of the DG Opportunity Fund, and takes such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the DG Opportunity Fund.

      The Present Womack Sub-Advisory Agreement and the New Womack Sub-Advisory Agreement provide that Womack Management shall pay the expenses incurred by it and its staff in connection with the performance of its services under each Womack Sub-Advisory Agreement, including the payment of salaries of all officers and employees who are employed by Womack Management. Under the Present Womack Sub-Advisory Agreement, ParkSouth pays Womack Management, and under the New Womack Sub-Advisory Agreement, First American National Bank will pay Womack Management, a monthly fee based on the average daily net assets of Opportunity Fund under management by the sub-adviser during the preceding month. The sub-advisory fee shall be the sum of: 0.32% of the average daily net assets up to $50 million; 0.075% of the average daily net assets in excess of $50 million and up to $70 million; and 0.25% of the average daily net assets in excess of $70 million. Applying the foregoing formula to the DG Opportunity Fund's current level of net assets, Womack Management would presently be entitled to a sub-advisory fee equal to 0.25% of the DG Opportunity Fund's average daily net assets, payable by ParkSouth from ParkSouth's investment advisory fee of 0.95% of the DG Opportunity Fund's average daily net assets. THE FEE PAYABLE TO WOMACK MANAGEMENT IS IDENTICAL IN THE PRESENT WOMACK SUB-ADVISORY AGREEMENT AND THE NEW WOMACK SUB-ADVISORY AGREEMENT.

      The New Womack Sub-Advisory Agreement provides, with respect to the DG Opportunity Fund that, if approved by shareholders of the Fund, it will remain in effect for an initial period of two years from the date of its execution and shall continue in effect for successive one-year periods, provided such continuance is specifically approved at least annually by vote of a majority of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Womack Management has the right, in any year, to notify First American National Bank in writing, at least 60 days before the New Womack Sub-Advisory Agreement's anniversary date, that it does not desire a renewal of the New Womack Sub-Advisory Agreement. The New Womack Sub-Advisory Agreement may be terminated by the Trustees at any time without penalty, or by a vote of a majority of the outstanding shares of the DG Opportunity Fund on 60 days' written notice. The New Womack Sub-Advisory Agreement will immediately terminate in the event of its assignment (as such term is defined in the 1940 Act) or in the event of the termination of the Trust's then-effective advisory agreement with First American National Bank. The New Womack Sub-Advisory Agreement provides that it may be amended by a vote of both a majority of the Trustees, including a majority of the Independent Trustees, and by the holders of a majority of the outstanding shares of the DG Opportunity Fund, and when required by the 1940 Act.

      If the New Womack Sub-Advisory Agreement and the New Advisory Contract are approved by shareholders of the DG Opportunity Fund and the Merger is consummated, the New Womack Sub-Advisory Agreement will be executed and become effective on the Merger Closing Date, which is expected to be on or about April 30, 1998. In the event the Merger is not consummated, the Present Womack Sub-Advisory Agreement (as well as the Current Advisory Contract) will continue in accordance with their terms. If the Merger is consummated and if the New Advisory Contract IS approved but the New Womack Sub-Advisory Agreement is NOT approved by the shareholders of the DG Opportunity Fund, First American National Bank would be fully responsible for the Fund's investment activities. If the Merger is consummated and if neither the New Advisory Contract nor the New Womack Sub-Advisory Agreement is approved by the shareholders of the DG Opportunity Fund, the Present Womack Sub-Advisory Agreement will terminate and the Board of Trustees will consider what actions should be taken, including but not limited to, requesting that First American National Bank or Womack Management perform investment advisory services at cost until a new investment advisory contract is approved by the shareholders.

      As indicated earlier in this Proxy Statement under the section entitled "Approval or Disapproval of a New Investment Advisory Contract," there are various conditions precedent to the consummation of the Merger, including approval by the shareholders of DGC and First American and approval by regulatory authorities. Shareholders of the DG Opportunity Fund are not being asked to vote on the Merger.

TRUSTEES' RECOMMENDATIONS AND OTHER INFORMATION

      The New Womack Sub-Advisory Agreement was unanimously approved on behalf of the DG Opportunity Fund by the Board of Trustees of the Trust, including the Independent Trustees, at a meeting held on February 26, 1998. By approving the New Womack Sub-Advisory Agreement, the Trustees have acted in what they believe to be the best interest of the shareholders of the DG Opportunity Fund. The Trustees considered information relating to Womack Management, ParkSouth, First American, First American National Bank and the consolidated entity that would result from the completion of the Merger. The Board considered Womack Management's present capabilities and expertise in serving as sub-adviser to the DG Opportunity Fund. The Trustees reviewed the terms of the New Womack Sub-Advisory Agreement, including the fact that the sub-advisory services would continue to be performed at the same costs and by the same personnel at Womack Management as they currently are under the Present Womack Sub-Advisory Agreement. It was also noted that Womack Management has served as the sub-adviser to the Fund since March 1997, and that Mr. Womack has acted as the Fund's portfolio manager since its inception.

      The section entitled "Trustees' Recommendations and Other Information" that appears earlier in this Proxy Statement discusses additional factors considered by the Trustees, as well as matters such as "assignment" of an investment advisory contract and "unfair burden" with respect to the realization of a profit by ParkSouth and DGC as a result of the Merger. These statements are also applicable to shareholders of the DG Opportunity Fund with respect to the approval or disapproval of the New Womack Sub-Advisory Agreement. Shareholders should therefore review this information prior to determining whether to approve the New Womack Sub-Advisory Agreement.

                 THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF THE
               DG OPPORTUNITY FUND VOTE "FOR" THE APPROVAL OF THE
                        NEW WOMACK SUB-ADVISORY AGREEMENT


                                  PROPOSAL 2-B
             APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT
                      (APPLIES ONLY TO THE DG MID CAP FUND)

      Bennett Lawrence Management, LLC ("Bennett Lawrence"), 757 Third Avenue, 19th Floor, New York, New York 10017, presently serves as the sub-adviser to the DG Mid Cap Fund pursuant to a sub-advisory agreement dated August 6, 1997 (the "Present Bennett Sub-Advisory Agreement"). Bennett Lawrence, a New York limited liability company, is registered as an investment adviser under the Advisers Act. Bennett Lawrence provides investment management services to client discretionary accounts with assets totalling approximately $900 million as of December 31, 1997. Bennett Lawrence's clients include both individuals and institutions. In addition to serving as the sub-adviser to the DG Mid Cap Fund, Bennett Lawrence is currently acting as a sub-adviser to a multi-manager fund.

      As indicated in the section entitled "Approval or Disapproval of a New Investment Advisory Contract" in this Proxy Statement, on December 8, 1997, First American and DGC entered into the Merger Agreement. See "Acquisition of DGC by First American." Consummation of the transactions contemplated by the Merger will cause a change of ownership of ParkSouth as ParkSouth is integrated into First American National Bank. This change in ownership of ParkSouth will automatically terminate the Current Advisory Contract between the Trust and ParkSouth, which will, in turn, automatically terminate the Present Bennett Sub-Advisory Agreement, in accordance with its terms and as required by the 1940 Act. Thus, although immediately following the Merger, Bennett Lawrence would remain the entity responsible for providing sub-advisory services to the DG Mid Cap Fund, the change in ownership of ParkSouth requires approval by the shareholders of the DG Mid Cap Fund of a new sub-advisory agreement (the "New Bennett Sub-Advisory Agreement") between First American National Bank, on behalf of the DG Mid Cap Fund, and Bennett Lawrence. A copy of the New Bennett Sub-Advisory Agreement is attached as Exhibit II-B to this Proxy Statement.

      On February 26, 1998, the Trustees of the Trust, including the Independent Trustees, unanimously approved the New Bennett Sub-Advisory Agreement, voting to continue to have Bennett Lawrence act as the DG Mid Cap Fund's sub-adviser. The terms of the New Bennett Sub-Advisory Agreement are identical, in all material respects, to the Present Bennett Sub-Advisory Agreement, except for: (i) the replacement of ParkSouth by First American National Bank as the identified investment adviser to the DG Mid Cap Fund, and (ii) the effective date which, in the case of the New Bennett Sub-Advisory Agreement, will be the Merger Closing Date. As indicated in the section entitled "Approval or Disapproval of a New Investment Advisory Contract" of this Proxy Statement, it is currently expected that the Merger Closing Date will occur on or about April 30, 1998.

      On May 14, 1997, at the request of Bennett Lawrence, the Present Bennett Sub-Advisory Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, and was recommended by the Trustees for shareholder approval. Federated Administrative Services, as the sole initial shareholder of the DG Mid Cap Fund, approved the Present Bennett Sub-Advisory Agreement on September 3, 1997.

      Pursuant to the terms of the Present Bennett Sub-Advisory Agreement and the New Bennett Sub-Advisory Agreement, subject to the direction of ParkSouth (in the case of the Present Bennett Sub-Advisory Agreement) or First American National Bank (in the case of the New Bennett Sub-Advisory Agreement), Bennett Lawrence acts as a discretionary investment sub-adviser for all assets of the DG Mid Cap Fund other than any assets of the Fund that Bennett Lawrence has determined are to be held in cash and cash equivalents, which are managed by ParkSouth (or, in the case of the New Bennett Sub-Advisory Agreement, First American National Bank). Under the terms of the Present Bennett Sub-Advisory Agreement and the New Bennett Sub-Advisory Agreement, Bennett Lawrence formulates and implements a continuing program for the management of the non-cash assets of the DG Mid Cap Fund. Bennett Lawrence amends and periodically updates such program from time to time as financial and other economic conditions warrant. Bennett Lawrence makes all determinations with respect to the investment of such assets and takes all steps as may be necessary to implement its investment decisions, including the placement of purchase and sale orders on behalf of the DG Mid Cap Fund.

      The Present Bennett Sub-Advisory Agreement and the New Bennett Sub-Advisory Agreement provide that ParkSouth or First American National Bank, as applicable, will pay Bennett Lawrence a sub-advisory fee determined by applying the following annual rates to the DG Mid Cap Fund's average daily assets: 0.75% of the Fund's assets up to and including $5 million; 0.65% of the Fund's assets over $5 million up to and including $10 million; and 0.55% of the Fund's assets over $10 million. The sub-advisory fee is calculated by ParkSouth or First American National Bank, as applicable, is accrued daily, and paid quarterly, in arrears, to Bennett Lawrence. Applying the foregoing formula to the DG Mid Cap Fund's current level of assets, Bennett Lawrence would be entitled to receive a sub-advisory fee equal to 0.75% of the DG Mid Cap Fund's average daily net assets, payable by ParkSouth from ParkSouth's investment advisory fee of 1.00% of the Fund's average daily net assets. THE FEE PAYABLE TO BENNETT LAWRENCE IS IDENTICAL IN THE PRESENT BENNETT SUB-ADVISORY AGREEMENT AND THE NEW BENNETT SUB-ADVISORY AGREEMENT.

      If approved by shareholders of the DG Mid Cap Fund at the Meeting, the New Bennett Sub-Advisory Agreement will remain in effect for an initial period of two years from the date of its execution, unless terminated, and may be continued from year to year thereafter by the Board of Trustees. The continuation of the New Bennett Sub-Advisory Agreement must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. Bennett Lawrence has the right, in any year, to notify First American National Bank in writing at least 60 days before the New Bennett Sub-Advisory Agreement's anniversary date, that it does not desire a renewal of the New Bennett Sub-Advisory Agreement. The Trustees, or a majority of the outstanding voting shares of the DG Mid Cap Fund, may terminate the New Bennett Sub-Advisory Agreement at any time without penalty by giving Bennett Lawrence 60 days' written notice. The New Bennett Sub-Advisory Agreement may not be assigned and shall terminate automatically in the event of any assignment as defined in the 1940 Act. The New Bennett Sub-Advisory Agreement provides that it may be amended by a vote of both a majority of the Trustees, including a majority of the Independent Trustees, and by the holders of a majority of the outstanding voting shares of the DG Mid Cap Fund.

      If the New Bennett Sub-Advisory Agreement and the New Advisory Contract are approved by shareholders of the DG Mid Cap Fund and the Merger is consummated, the New Bennett Sub-Advisory Agreement will be executed and become effective on the Merger Closing Date. In the event the Merger is not consummated, the Present Bennett Sub-Advisory Agreement (as well as the Current Advisory Contract) will continue in accordance with their terms. If the Merger is consummated and if the New Advisory Contract IS approved but the New Bennett Sub-Advisory Agreement is NOT approved by the shareholders of the DG Mid Cap Fund, First American National Bank would be fully responsible for the DG Mid Cap Fund's investment activities. If the Merger is consummated and if neither the New Advisory Contract nor the New Bennett Sub-Advisory Agreement is approved by the shareholders of the DG Mid Cap Fund, the Present Bennett Sub-Advisory Agreement will terminate and the Board of Trustees will consider what actions should be taken, including but not limited to requesting that First American National Bank or Bennett Lawrence perform investment advisory services at cost until a new investment advisory contract is approved by the shareholders.

      As indicated earlier in this Proxy Statement under the section entitled "Approval or Disapproval of a New Investment Advisory Contract," there are various conditions precedent to the consummation of the Merger, including approval by the shareholders of DGC and First American and approval by regulatory authorities. Shareholders of the DG Opportunity Fund are not being asked to vote on the Merger.

TRUSTEES' RECOMMENDATIONS AND OTHER INFORMATION

      The New Bennett Sub-Advisory Agreement was unanimously approved on behalf of the DG Mid Cap Fund by the Board of Trustees of the Trust, including the Independent Trustees, at a meeting held on February 2_, 1998. By approving the New Bennett Sub-Advisory Agreement, the Trustees have acted in what they believe to be the best interest of the shareholders of the DG Mid Cap Fund. The Trustees considered information relating to Bennett Lawrence, ParkSouth, First American, First American National Bank and the consolidated entity that would result from the completion of the Merger. The Board considered Bennett Lawrence's present capabilities and expertise in serving as sub-adviser to the DG Mid Cap Fund. The Trustees reviewed the terms of the New Bennett Sub-Advisory Agreement, including the fact that the sub-advisory services would continue to be performed at the same costs and by the same personnel at Bennett Lawrence. It was noted that Bennett Lawrence has served as the sub-adviser to the DG Mid Cap Fund since its inception.

      The section entitled "Trustees' Recommendations and Other Information" that appears earlier in this Proxy Statement discusses additional factors considered by the Trustees, as well as matters such as "assignment" of an investment advisory contract and "unfair burden" with respect to the realization of a profit by ParkSouth and DGC as a result of the Merger. These statements are also applicable to shareholders of the DG Mid Cap Fund with respect to the approval or disapproval of the New Bennett Sub-Advisory Agreement. Shareholders should therefore review this information prior to determining whether to approve the New Bennett Sub-Advisory Agreement.

               THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE
                     DG MID CAP FUND VOTE "FOR" THE APPROVAL
                    OF THE NEW BENNETT SUB-ADVISORY AGREEMENT


                                  PROPOSAL 2-C
             APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT
               (APPLIES ONLY TO THE DG INTERNATIONAL EQUITY FUND)

      Lazard Freres Asset Management ("Lazard Freres"), 30 Rockefeller Plaza, New York, New York 10020, presently serves as the sub-adviser to the DG International Equity Fund pursuant to a sub-advisory agreement dated March 31, 1997 (the "Present Lazard Sub-Advisory Agreement"). Lazard Freres is a division of Lazard Freres & Co. L.L.C, a New York limited liability company, which is registered as an investment adviser under the Advisers Act and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides investment management services to client discretionary accounts with assets totalling approximately $60 billion as of December 31, 1997. Lazard Freres' clients include both individuals and institutions.

      As indicated in the section entitled "Approval or Disapproval of a New Investment Advisory Contract" in this Proxy Statement, on December 8, 1997, First American and DGC signed the Merger Agreement. See "Acquisition of DGC by First American." Consummation of the transactions contemplated by the Merger will cause a change in the ownership of ParkSouth as ParkSouth is integrated into First American National Bank. This change in ownership of ParkSouth will automatically terminate the Current Advisory Contract between the Trust and ParkSouth, which, in turn, will automatically terminate the Present Lazard Sub-Advisory Agreement in accordance with its terms and as required by the 1940 Act. Thus, although immediately following the Merger, Lazard Freres would remain the entity responsible for providing sub-advisory services to the DG International Equity Fund, the change in ownership of ParkSouth requires approval by the shareholders of the DG International Equity Fund of the new sub-advisory agreement between First American National Bank, on behalf of the DG International Equity Fund, and Lazard Freres (the "New Lazard Sub-Advisory Agreement"). A copy of the New Lazard Sub-Advisory Agreement appears as Exhibit II-C to this Proxy Statement.

      On February 26, 1998, the Trustees, including a majority of the Independent Trustees, approved the New Lazard Sub-Advisory Agreement with Lazard Freres to act as the DG International Equity Fund's sub-adviser. The terms of the New Lazard Sub-Advisory Agreement are identical in all material respects to the Present Lazard Sub-Advisory Agreement, except for: (i) the replacement of ParkSouth by First American National Bank as the identified investment adviser for the DG International Equity Fund, and (ii) the effective date, which, in the case of the New Lazard Sub-Advisory Agreement, will be the Merger Closing Date. As indicated in the section entitled "Approval or Disapproval of a New Investment Advisory Contract" of this Proxy Statement, it is currently expected that the Merger Closing Date will occur on or about April 30, 1998.

      On February 27, 1997, at the request of Lazard Freres, the Present Lazard Sub-Advisory Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, and was recommended by the Trustees for shareholder approval. Federated Administrative Services, as the sole initial shareholder of the DG International Equity Fund, approved the Present Lazard Sub-Advisory Agreement on March 31, 1997.

      Under the terms of the Present Lazard Sub-Advisory Agreement and the New Lazard Sub-Advisory Agreement, subject to the direction of ParkSouth (in the case of the Present Lazard Sub-Advisory Agreement) or First American National Bank (in the case of the New Lazard Sub-Advisory Agreement), Lazard Freres acts as discretionary investment sub-adviser to the DG International Equity Fund. Under the terms of the Present Lazard Sub-Advisory Agreement, Lazard Freres formulates and implements a continuing program for the management of the assets of the DG International Equity Fund, and periodically amends and updates such programs from time to time as financial and other economic conditions warrant. Lazard Freres makes all determinations with respect to the investment of the assets of the DG International Equity Fund and takes all steps as may be necessary to implement its investment decisions, including the placement of purchase and sale orders on behalf of the DG International Equity Fund.

      The Present Lazard Sub-Advisory Agreement and the New Lazard Sub-Advisory Agreement provide that ParkSouth or First American National Bank, as applicable, will pay Lazard Freres an annual sub-advisory fee equal to 0.50% of the average daily net assets of the DG International Equity Fund. The sub-advisory fee is calculated by ParkSouth, or First American National Bank, as applicable, is accrued daily, and paid monthly, to Lazard Freres. THE FEE PAYABLE TO LAZARD FRERES IS IDENTICAL IN THE PRESENT LAZARD SUB-ADVISORY AGREEMENT AND THE NEW LAZARD SUB-ADVISORY AGREEMENT.

      If approved by shareholders of the DG International Equity Fund at the Meeting, the New Lazard Sub-Advisory Agreement will remain in effect for an initial period of two years from its date of execution, unless terminated, and may be continued from year to year thereafter by the Board of Trustees. The continuation of the New Lazard Sub-Advisory Agreement must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. Lazard Freres has the right, in any year, to notify First American National Bank in writing at least 60 days before the New Lazard Sub-Advisory Agreement's anniversary date, that it does not desire a renewal of the New Lazard Sub-Advisory Agreement. The Trustees, or a majority of the outstanding voting shares of the DG International Equity Fund, may terminate the New Lazard Sub-Advisory Agreement at any time without penalty by giving Lazard Freres 60 days' written notice. The New Lazard Sub-Advisory Agreement may not be assigned and shall terminate automatically in the event of any assignment as defined in the 1940 Act. The New Lazard Sub-Advisory Agreement provides that it may be amended by a vote of both a majority of the Trustees, including a majority of the Independent Trustees, and by the holders of a majority of the outstanding voting shares of the DG International Equity Fund.

      If the New Lazard Sub-Advisory Agreement and the New Advisory Contract are approved by shareholders of the DG International Equity Fund and the Merger is consummated, the New Lazard Sub-Advisory Agreement will be executed and become effective on the Merger Closing Date, which is expected to be on or about April 30, 1998. In the event the Merger is not consummated, the Present Lazard Sub-Advisory Agreement (as well as the Current Advisory Contract) will continue in accordance with their terms. If the Merger is consummated and if the New Advisory Contract IS approved but the New Lazard Sub-Advisory Agreement is NOT approved by the shareholders of the DG International Equity Fund, First American National Bank would be fully responsible for the DG International Equity Fund's investment activities. If the Merger is consummated and if neither the New Advisory Contract nor the New Lazard Sub-Advisory Agreement is approved by the shareholders of the DG International Equity Fund, the Present Lazard Sub-Advisory Agreement will terminate and the Board of Trustees will consider what actions should be taken, including but not limited to requesting that First American National Bank or Lazard Freres perform investment advisory services at cost until a new investment advisory contract is approved by the shareholders.

      As indicated earlier in this Proxy Statement under the section entitled "Approval or Disapproval of a New Investment Advisory Contract," there are various conditions precedent to the consummation of the Merger, including approval by the shareholders of DGC and First American and approval by regulatory authorities. Shareholders of the DG International Equity Fund are not being asked to vote on the Merger.

TRUSTEES' RECOMMENDATIONS AND OTHER INFORMATION

      The Lazard New Sub-Advisory Agreement was unanimously approved on behalf of the DG International Equity Fund by the Board of Trustees of the Trust, including the Independent Trustees, at a meeting held on February 2_, 1998. By approving the New Lazard Sub-Advisory Agreement, the Trustees have acted in what they believe to be the best interest of the shareholders of the DG International Equity Fund. The Trustees considered information relating to Lazard Freres, ParkSouth, First American, First American National Bank and the consolidated entity that would result from the completion of the Merger. The Board considered Lazard Freres' present capabilities and expertise in serving as sub-adviser to the DG International Equity Fund. The Trustees reviewed the terms of the New Lazard Sub-Advisory Agreement, including the fact that the sub-advisory services would continue to be performed at the same costs and by the same personnel at Lazard Freres. It was noted that Lazard Freres has served as the sub-adviser to the DG International Equity Fund since its inception.

      The section entitled "Trustees' Recommendations and Other Information" that appears earlier in this Proxy Statement discusses additional factors considered by the Trustees, as well as matters such as "assignment" of an investment advisory contract and "unfair burden" with respect to the realization of profit by ParkSouth and DGC as a result of the Merger. These statements are also applicable to shareholders of the DG International Equity Fund with respect to the approval or disapproval of the New Lazard Sub-Advisory Agreement. Shareholders should therefore review this information prior to determining whether to approve the New Lazard Sub-Advisory Agreement.

                 THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF
             THE DG INTERNATIONAL EQUITY FUND VOTE "FOR" APPROVAL OF
                      THE NEW LAZARD SUB-ADVISORY AGREEMENT


          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Meeting has been called to act upon the business set forth in the Notice of Special Meeting, and the business which management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at said Meeting, it is the intention that the enclosed Proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

      If at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are required to vote against the proposal against such an adjournment, and will vote other Proxies in favor of any such adjournment. A vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

SHAREHOLDER MEETINGS

      The Trust is organized as a Massachusetts business trust. The Trust's Declaration of Trust does not require that an annual meeting of shareholders be held each year. Thus, no Fund is required, and no Fund intends, to hold annual or other periodic meetings of shareholders, except as required by the 1940 Act. The next meeting of the shareholders of a Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time prior to the meeting, as determined by the Board of Trustees, to be included in the Fund's proxy statement and form of proxy relating to such meeting, and must satisfy all other legal requirements. Upon consummation of the Merger and execution of the New Advisory Contract and the New Sub-Advisory Agreements, the principal offices of the Trust will continue to be located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010.

INDEPENDENT AUDITORS

      KPMG Peat Marwick LLP, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15219, serves as the Trust's independent auditors and audited the Trust's operations for the fiscal year ended February 28, 1997. At its meeting on May 12, 1997, the Trust's Board of Trustees selected KPMG Peat Marwick LLP to serve in such capacity for the fiscal year ending February 28, 1998.

OFFICERS

      The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds office until the election and qualification of his successor. Officers receive no compensation from the Trust for their services in such capacities. The address of each executive officer of the Trust is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The names and principal occupations of the executive officers of the Trust are as follows:

NAME AND POSITION WITH THE TRUST              PRINCIPAL OCCUPATIONS
Edward C. Gonzales                 Vice Chairman, Treasurer and Trustee,
President and Treasurer            Federated Investors; Vice President,
                                   Federated Advisers, Federated Management,
                                   Federated Research, Federated Research Corp.,
                                   Federated Global Research Corp. and Passport
                                   Research, Ltd.; Executive Vice President and
                                   Director, Federated Securities Corp.;
                                   Trustee, Federated Shareholder Services
                                   Company; Trustee or Director of some of the
                                   investment companies distributed by Federated
                                   Securities Corp. (the "Federated Funds");
                                   President, Executive Vice President and
                                   Treasurer of some of the Funds.
J. Christopher Donahue             President and Trustee, Federated
Executive Vice President           Investors, Federated Advisers, Federated
                                   Management, and Federated Research; President
                                   and Director, Federated Research Corp. and
                                   Federated Global Research Corp.; President,
                                   Passport Research, Ltd.; Trustee, Federated
                                   Shareholder Services Company, and Federated
                                   Shareholder Services; Director, Federated
                                   Services Company; President or Executive Vice
                                   President of the Federated Funds; Director or
                                   Trustee of some of the Federated Funds.
John W. McGonigle                  Executive Vice President, Secretary, and
Executive Vice President and       Trustee, Federated Investors; Trustee,
Secretary                          Federated Advisers, Federated Management,
                                   and Federated Research; Director, Federated
                                   Research Corp. and Federated Global Research
                                   Corp.; Trustee, Federated Shareholder
                                   Services Company; Director, Federated
                                   Services Company; President and Trustee,
                                   Federated Shareholder Services; Director,
                                   Federated Securities Corp.; Executive Vice
                                   President and Secretary of the Federated
                                   Funds; Treasurer of some of the Federated
                                   Funds.

Richard B. Fisher                  Executive Vice President and Trustee,
Executive Vice President           Federated Investors; Chairman and
                                   Director, Federated Securities Corp.;
                                   President or Vice President of some of the
                                   Federated Funds; Director or Trustee of some
                                   of the Federated Funds.
Charles L. Davis, Jr.              Vice President and Assistant Treasurer of
Vice President and Assistant       some of the Federated Funds.
Treasurer


      The following list sets forth certain information concerning the only "persons" (as that term is defined by the SEC) who are known by the Trust to be the beneficial owners of more than 5% of the Shares of any Fund as of February 24, 1998:

DG EQUITY FUND

Deposit Guaranty National Bank, acting in various capacities for numerous accounts, was the owner of record of approximately 19,532,945 Shares (62.88%) and Commercial National Bank, acting in various capacities for numerous accounts, was the owner of record of approximately 6,527,583 Shares (21.01%).

DG OPPORTUNITY FUND

Deposit Guaranty National Bank, acting in various capacities for numerous accounts, was the owner of record of approximately 5,473,112 Shares (71.15%) and Commercial National Bank, acting in various capacities for numerous accounts, was the owner of record of approximately 571,755 Shares (7.43%).

DG INTERNATIONAL EQUITY FUND

Deposit Guaranty National Bank, acting in various capacities for numerous accounts, was the owner of record of approximately 2,340,426 Shares (92.62%).

DG LIMITED TERM GOVERNMENT INCOME FUND

Deposit Guaranty National Bank, acting in various capacities for numerous accounts, was the owner of record of approximately 5,193,811 Shares (78.13%) and Commercial National Bank, acting in various capacities for numerous accounts, was the owner of record of approximately 792,624 Shares (11.92%).

DG GOVERNMENT INCOME FUND

Deposit Guaranty National Bank, acting in various capacities for numerous accounts, was the owner of record of approximately 17,754,378 Shares (66.31%) and Commercial National Bank, acting in various capacities for numerous accounts, was the owner of record of approximately 6,111,291 Shares (22.82%).

DG MUNICIPAL INCOME FUND

Deposit Guaranty National Bank, acting in various capacities for numerous accounts, was the owner of record of approximately 4,058,805 Shares (91.29%) and Commercial National Bank, acting in various capacities for numerous accounts, was the owner of record of approximately 222,498 Shares (5.00%).

DG PRIME MONEY MARKET FUND

National Financial Services Corp., New York, NY, acting in various capacities for numerous accounts, was the owner of record of approximately 190,109,116 Shares (99.79%).

DG TREASURY MONEY MARKET FUND

Deposit Guaranty National Bank, acting in various capacities for numerous accounts, was the owner of record of approximately 230,156,297 Shares (65.73%) and Commercial National Bank, acting in various capacities for numerous accounts, was the owner of record of approximately 671,128,046 Shares (19.17%).

      For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Under this definition, Deposit Guaranty National Bank and its officers, including Commercial National Bank, may be deemed to control the Funds.

Officers and Trustees of the Trust own less than 1% of the outstanding Shares of each Fund of the Trust.

            PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARDS
      AND RETURN SUCH CARD PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.


                                    By Order of the Board of Trustees




                                    John W. McGonigle
March 13, 1998                            SECRETARY

                                    EXHIBIT I
                            ("NEW ADVISORY CONTRACT")
                          INVESTMENT ADVISORY CONTRACT
      This Contract is made this ___ day of April, 1998, between First American National Bank, a national banking association having its principal place of business in Nashville, Tennessee (the "Adviser"), and DG Investor Series, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

      WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and

      WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

            The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

            Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

            Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

            Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

            The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

            The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

            This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

            Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty
(60) days' written notice to Adviser.

            This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

            In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

            This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

            The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

            Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

            The Trust and the Funds are hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of the Adviser and agree that the obligations assumed by the Adviser pursuant to this Contract shall be limited in any case to the Adviser and its assets and, except to the extent expressly permitted by the Investment Company Act of 1940, as amended, the Trust and the Funds shall not seek satisfaction of any such obligation from the shareholders of the Adviser, the Trustees, officers, employees, or agents of the Adviser, or any of them.

            This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

            This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

NAME CHANGED TO DG TREASURY MONEY MARKET FUND - EFFECTIVE 10/1/97


                                    EXHIBIT A
                                     to the
                          Investment Advisory Contract

                               DG INVESTOR SERIES
                      DG U.S. GOVERNMENT MONEY MARKET FUND


      For all services rendered by Adviser hereunder, the above-named Fund of the DG Investor Series shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this April __, 1998.


ATTEST:                                 FIRST AMERICAN NATIONAL BANK


By:                                     By:
    Title:                                  Title:


ATTEST:                                 DG INVESTOR SERIES


By:                                     By:
    Title:                                  Title:

                                    EXHIBIT B
                                     to the
                          Investment Advisory Contract

                               DG INVESTOR SERIES
                     DG LIMITED TERM GOVERNMENT INCOME FUND


      For all services rendered by Adviser hereunder, the above-named Fund of the DG Investor Series shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.60 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.60 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this April __, 1998.



ATTEST:                                 FIRST AMERICAN NATIONAL BANK


By:                                     By:
    Title:                                  Title:


ATTEST:                                 DG INVESTOR SERIES


By:                                     By:
    Title:                                  Title:

                                    EXHIBIT C
                                     to the
                          Investment Advisory Contract

                               DG INVESTOR SERIES
                            DG GOVERNMENT INCOME FUND


      For all services rendered by Adviser hereunder, the above-named Fund of the DG Investor Series shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.60 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.60 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this April __, 1998.


ATTEST:                                 FIRST AMERICAN NATIONAL BANK


By:                                     By:
    Title:                                  Title:


ATTEST:                                 DG INVESTOR SERIES


By:                                     By:
    Title:                                  Title:

                                    EXHIBIT D
                                     to the
                          Investment Advisory Contract

                               DG INVESTOR SERIES
                                 DG EQUITY FUND


      For all services rendered by Adviser hereunder, the above-named Fund of the DG Investor Series shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.75 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.75 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this April __, 1998.


ATTEST:                                 FIRST AMERICAN NATIONAL BANK


By:                                     By:
    Title:                                  Title:


ATTEST:                                 DG INVESTOR SERIES


By:                                     By:
    Title:                                  Title:

                                    EXHIBIT E
                                     to the
                          Investment Advisory Contract

                               DG INVESTOR SERIES
                            DG MUNICIPAL INCOME FUND


      For all services rendered by Adviser hereunder, the above-named Fund of the DG Investor Series shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.60 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.60 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this April __, 1998.


ATTEST:                                 FIRST AMERICAN NATIONAL BANK


By:                                     By:
    Title:                                  Title:


ATTEST:                                 DG INVESTOR SERIES


By:                                     By:
    Title:                                  Title:

                                    EXHIBIT F
                                     to the
                          Investment Advisory Contract

                               DG INVESTOR SERIES
                               DG OPPORTUNITY FUND


      For all services rendered by Adviser hereunder, the above-named Fund of the DG Investor Series shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.95 of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.95 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this April __, 1998.


ATTEST:                                 FIRST AMERICAN NATIONAL BANK


By:                                     By:
    Title:                                  Title:


ATTEST:                                 DG INVESTOR SERIES


By:                                     By:
    Title:                                  Title:

                                    EXHIBIT G
                                     to the
                          Investment Advisory Contract

                               DG INVESTOR SERIES
                           DG PRIME MONEY MARKET FUND


      For all services rendered by Adviser hereunder, the above-named Fund of the DG Investor Series shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.50% of 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.50 of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this April __, 1998.


ATTEST:                                 FIRST AMERICAN NATIONAL BANK


By:                                     By:
    Title:                                  Title:


ATTEST:                                 DG INVESTOR SERIES


By:                                     By:
    Title:                                  Title:

                                    EXHIBIT H
                                     to the
                          Investment Advisory Contract

                               DG INVESTOR SERIES
                          DG INTERNATIONAL EQUITY FUND


      For all services rendered by Adviser hereunder, the above-named Fund of the DG Investor Series shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this April __, 1998.


ATTEST:                                 FIRST AMERICAN NATIONAL BANK


By:                                     By:
    Title:                                  Title:


ATTEST:                                 DG INVESTOR SERIES


By:                                     By:
    Title:                                  Title:

                                    EXHIBIT I
                                     to the
                          Investment Advisory Contract

                               DG INVESTOR SERIES
                                 DG MID CAP FUND


      For all services rendered by Adviser hereunder, the above-named Fund of the DG Investor Series shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1% of the average daily net assets of the Fund.

      The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 1% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this April __, 1998.


ATTEST:                                 FIRST AMERICAN NATIONAL BANK


By:                                     By:
    Title:                                  Title:


ATTEST:                                 DG INVESTOR SERIES


By:                                     By:
    Title:                                  Title:

                                    II-A-8

                                  EXHIBIT II-A
                               DG INVESTOR SERIES
                             SUB-ADVISORY AGREEMENT
      THIS INVESTMENT SUB-ADVISORY AGREEMENT (the "Agreement") is made and entered into as of the ___ day of April, 1998 by and between First American National Bank (the "Adviser") and Womack Asset Management (the "Sub-Adviser").

                            PRELIMINARY STATEMENTS

            DG Investor Series, a Massachusetts business trust (the "Trust"), is an open-end management company as defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission.

            The Adviser has been retained by the Trust under the Investment Advisory Contract dated as of April __, 1998 (the "Contract") to act as investment adviser with respect to each of the Trust's investment portfolios, including the DG Opportunity Fund (the "Fund").

            The Adviser is authorized under the Contract to "contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract."

            The Adviser wishes to retain the Sub-Adviser to provide, and the Sub-Adviser wishes to render, portfolio management services for the Fund, all upon the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual promises and the covenants herein contained, the Adviser and the Sub-Adviser agree as follows:

      APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to act as a discretionary sub-adviser to the Fund for all assets of the Fund other than cash and cash equivalents. The Sub-Adviser hereby accepts the appointment and agrees to use its best professional judgment to make and implement investment decisions for the Fund in accordance with the provisions of this Agreement.

      DUTIES OF THE SUB-ADVISER

            Subject to the direction and control of the Adviser and the Board of Trustees of the Trust, the Sub-Adviser shall be responsible for the management of the investment operations of the Fund and the determination of what portion of the Fund's assets will be held in cash and cash equivalents and what portion will be invested in equity securities and other assets. Any cash and cash equivalents in the Fund shall be managed by the Adviser. The Sub-Adviser is hereby authorized to select portfolio securities for investment, to determine whether to purchase and sell securities for the Fund, and upon making any purchase or sale decision for the Fund, to place orders for the execution of such portfolio transactions in accordance with Section 4 of this Agreement and any operational procedures that may be specified by the Adviser from time to time ("Operational Procedures"). The Sub-Adviser shall consult with the Adviser upon the Adviser's reasonable request with respect to any investment decision made by it for the Fund and assist the Adviser and the Trust's officers in connection with the operation of the Fund and perform any further acts that may be necessary to effectuate the purposes of this Agreement.

            In providing portfolio management services to the Fund, the Sub-Adviser shall be subject to such investment restrictions as are set forth in the Investment Company Act of 1940 and rules thereunder; the Internal Revenue Code; applicable state securities laws; the supervision and control of the Board of Trustees; such specific instructions as the Board of Trustees may adopt and as may be communicated to the Sub-Adviser; the investment objectives, policies and restrictions of the Fund; and instructions from the Adviser.

      SUPERVISION AND COMPLIANCE. Notwithstanding any provision of this Agreement, the Adviser shall retain all rights to supervise, and, in its discretion, conduct investment advisory activities relating to the Fund. The activities of the Sub-Adviser shall be subject at all times to the direction and control of the Board of Trustees of the Trust and the Adviser, and shall comply with: (a) the Declaration of Trust and By-Laws of the Trust; (b) the Registration Statement of the Trust, as it may be amended from time to time, including the investment objectives and policies set forth therein; (c) the Investment Company Act of 1940 and the Investment Advisers Act of 1940 and the regulations thereunder; (d) the Internal Revenue Code and the regulations thereunder applicable to regulated investment companies; (e) any other applicable laws or regulations; and (f) such other limitations as the Adviser or the Board of Trustees of the Trust may adopt. The Sub-Adviser shall comply with all requests by the officers and agents of the Trust to review, examine or audit any records concerning the Sub-Adviser's investment advisory activities in connection with the Fund. The Sub-Adviser shall provide all information, records or other materials as the Adviser may reasonably request in order to oversee compliance by the Sub-Adviser with the provisions of this Agreement and with applicable law and shall take such actions or refrain from taking such actions as the Adviser in its best judgment may reasonably request as necessary to promote or ensure such compliance.

      PURCHASE AND SALE OF SECURITIES. The Sub-Adviser shall place orders for the purchase or sale of securities on behalf of the Fund with any broker and/or dealer who deals in such securities, all in the manner as set forth herein and in accordance with the Operational Procedures.

            In placing orders with brokers and/or dealers, the Sub-Adviser shall use its best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities using brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser or the Adviser exercises investment discretion. The Sub-Adviser is authorized to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of brokerage and research services provided by such broker. This determination may be viewed in terms of either that particular transaction or of the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion.

            Notwithstanding the foregoing, the Board of Trustees and the Adviser periodically may review the commissions paid by the Fund and determine whether those commissions were reasonable in relation to the brokerage and research services received.

      EXPENSES. The Sub-Adviser shall furnish, at its own expense, all office space, office facilities, equipment and personnel necessary or appropriate to the performance of its duties under this Agreement. The Sub-Adviser also shall pay the salaries of all personnel performing services related to the Sub-Adviser's duties under this Agreement.

      COMPENSATION OF THE SUB-ADVISER. In consideration of the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay the Sub-Adviser a fee as set forth in EXHIBIT A to this Agreement.

      SERVICES TO OTHERS. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed exclusive, and, except as may be provided in any other agreement between the Sub-Adviser and the Adviser, the Sub-Adviser may render services to others and to engage in other activities, so long as such services and activities do not adversely affect the Sub-Adviser's ability to perform its obligations under this Agreement; provided, however, that during the term of this Agreement, the Sub-Adviser shall not render any portfolio management services to any other open-end management company except with the prior written consent of the Adviser.

REPRESENTATIONS, WARRANTIES, AND AGREEMENTS OF THE SUB-ADVISER

            As of the Effective Date of this Agreement (as defined below in Section 10(a) of this Agreement), the Sub-Adviser will be registered as an "investment adviser" under the Investment Advisers Act of 1940.

            The Sub-Adviser will comply with the provisions of the Adviser's written code of ethics and any policies and procedures thereunder (including any sanctions imposed by the Adviser), and with the Adviser's policies and procedures designed to detect and prevent the misuse of material, nonpublic information that are applicable to its sub-advisory services rendered under this Agreement. In addition, the Sub-Adviser will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act of 1940, will provide the Adviser with a copy of that code of ethics and evidence of its adoption, and will make such reports to the Trust as required by Rule 17j-1. The Sub-Adviser will also adopt or has adopted policies and procedures sufficient to enable the Sub-Adviser to detect and prevent the misuse of material, nonpublic information by the Sub-Adviser or any person associated with the Sub-Adviser, in compliance with the federal and state securities laws.

            The Sub-Adviser will prepare, maintain, keep current and preserve on behalf of the Trust and the Adviser all records concerning the Sub-Adviser's activities in connection with the Fund that the Fund is required by law to maintain, including, but not limited to, records required under paragraphs
(b)(5), (b)(6), (b)(9), (b)(10), and (f) of Rule 31a-1 under the Investment Company Act (a summary of these provisions as currently in effect is attached hereto as EXHIBIT B). Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the Investment Company Act of 1940 that are prepared by the Sub-Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly on request to the Fund or any person acting on behalf of the Trust during the term of this Agreement and at any time after the termination of this Agreement. The Sub-Adviser will comply with all reasonable requests for information by the Adviser or the Trust's officers or Board of Trustees, including information required for the Fund's filings with the Securities and Exchange Commission and state securities commissions.

            The Sub-Adviser will promptly after filing with the Securities and Exchange Commission any amendment to its Form ADV furnish a copy of such amendment to the Trust and the Adviser.

            The Sub-Adviser will immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company under Section 9(a) of the Investment Company Act or otherwise.

      LIMITATIONS ON LIABILITY; INDEMNIFICATION

            The Sub-Adviser hereby is notified expressly of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations under this Agreement of the Fund and of the Trust with respect to the Fund are limited solely to the assets of the Fund, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other investment portfolio of the Trust; any shareholders of any investment portfolio; any Trustee; or officers, employees or agents of the Trust.

            The Sub-Adviser shall give the Adviser and the Trust the benefit of its best judgment and efforts in rendering services under this Agreement. The Sub-Adviser agrees to indemnify and hold harmless the Adviser, its shareholders, officers, directors, employees, agents and affiliates (referred to collectively herein as the Adviser) from and against any and all claims, demands, judgments, losses, costs, expenses (including, without limitation, court costs and attorneys' fees), liabilities, or damages, which at any time or from time to time may be paid, incurred or suffered by or asserted against the Adviser, arising out of, based upon or resulting from any act or omission of the Sub-Adviser in performing its obligations under this Agreement; provided, however, that the Sub-Adviser shall not be obligated to indemnify the Adviser to the extent that such matters arise from or are caused by the Adviser's willful malfeasance or bad faith.

      EFFECTIVE DATE; TERMINATION; AND ASSIGNMENT.

            This Agreement shall become effective as of the Effective Date as defined below and shall continue in effect for two years from the Effective Date and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions in this Agreement if: (i) such continuation is specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and, where required under the Investment Company Act of 1940, by vote of a majority of the outstanding voting securities of the Fund; and (ii) neither party has notified the other in writing at least sixty (60) days prior to the anniversary date of the Effective Date in any year thereafter that it does not desire such continuation. The Effective Date is the date on which this Agreement is approved by the vote of a majority of the outstanding voting securities of the Fund.

            This Agreement may be terminated at any time without the payment of any penalty (i) by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Adviser and (ii) in the event of termination of the Contract for any reason whatsoever. This Agreement also may be terminated at any time by the Adviser (i) on account of the Sub-Adviser's repeated failure to comply with the Adviser's requests or instructions issued hereunder, or (ii) in the event of a breach of fiduciary duty by the Sub-Adviser.

            Termination of this Agreement will not affect (i) the validity of any action previously taken by the Adviser or the Sub-Adviser under this Agreement or (ii) liabilities or obligations of the parties from transactions initiated before termination of this Agreement. Anything herein to the contrary notwithstanding, termination of this Agreement shall not affect the indemnification provisions set forth above in Section 9 of this Agreement, which shall remain operative and in full force and effect notwithstanding such termination.

            This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940 and any rules thereunder, as they may be interpreted by the staff of the Securities and Exchange Commission).

            So long as both the Adviser and the Sub-Adviser shall be legally qualified to act an investment adviser to the Fund, neither the Adviser nor the Sub-Adviser shall act as an investment adviser (as such term is defined in the Investment Company Act of 1940) to the Fund except as provided herein and in the Contract or in such other manner as may be expressly agreed between the Adviser and the Sub-Adviser; provided, however, that if the Adviser or the Sub-Adviser shall resign or for any reason by unable or unwilling to serve prior to the end of the term of this Agreement, the remaining party, the Sub-Adviser or the Adviser as the case may be, shall not be prohibited from serving as an investment adviser to the Fund by reason of the provisions of this Subsection 10(e).

      GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the choice of law provisions thereof, to the extent that such laws are consistent with provisions of the Investment Company Act of 1940 and the regulations thereunder.

      AMENDMENT. This Agreement may be amended from time to time by agreement of the parties; provided, however, such amendment shall be approved by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and, where required under the Investment Company Act of 1940, by vote of a majority of the outstanding voting securities of the Fund.

      WAIVER. The failure of either party to insist, in one or more instances, upon strict performance of the obligations of this Agreement, or to exercise any rights contained herein, shall not be construed as a waiver, or relinquishment for the future of such obligation or right, which shall remain and continue in full force and effect.

      MISCELLANEOUS. The captions in this Agreement are included for the convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, regulation, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, duly authorized officers, all as of the day and year first above written.

                                    FIRST AMERICAN NATIONAL BANK


                                    By:
                                          Name:
                                          Title:


                                    WOMACK ASSET MANAGEMENT, INC.


                                    By:
                                          Name:
                                          Title:

                                    EXHIBIT A

                               DG INVESTOR SERIES

                               DG OPPORTUNITY FUND

                             Sub-Advisory Agreement

                                SUB-ADVISORY FEES


      For all services rendered by the Sub-Adviser hereunder, the Adviser shall pay, on a monthly basis, a Sub-Advisory Fee, based on the average daily net assets of the Fund under management by the Sub-Adviser during the preceding month, as described below. The Sub-Advisory fee shall be the sum of: 0.32% of average daily net assets up to $50 million; 0.075% of average daily net assets in excess of $50 million and up to $70 million; and 0.25% of average daily net assets in excess of $70 million. The Sub-Advisory Fee will be accrued daily, and for any period in which the Sub-Advisor provides portfolio management services under this Agreement for less than one full month, the Sub-Advisory Fee will be prorated by the number of the days of the month during which such services were rendered.

                                    EXHIBIT B

                               DG INVESTOR SERIES

                               DG OPPORTUNITY FUND

                             Sub-Advisory Agreement

                   RECORDS TO BE MAINTAINED BY THE SUB-ADVISER

      (RULE 31A-1(B)(5) AND (6) OF THE INVESTMENT COMPANY ACT OF 1940). A record of each brokerage order, and all other portfolio purchase and sales orders by the Sub-Adviser or on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

      The name of the broker,

      The terms and conditions of the order, and of any modification or cancellation thereof,

      The time of entry or cancellation,

      The price at which executed,

      The time of receipt of report of execution, and

      The name of the person who placed the order on behalf of the Fund.

      (RULE 31A-1(B)(9) OF THE INVESTMENT COMPANY ACT OF 1940). A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to brokers or dealers was made, and the division of brokerage commissions or other compensation on such purchase and sale orders. The record:

      Shall include the consideration given to:

            the sale of shares of a feeder fund of the Portfolio

            the supplying of services or benefits by brokers or dealers to:

                  The Fund,

                  The Adviser,

                  Yourself (the Sub-Adviser), and

                  Any person other than the foregoing.

            Any other considerations other than the technical qualifications of the brokers and dealers as such.

      Shall show the nature of the services or benefits made available.

      Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

      Shall include the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

      (RULE 31A-1(B)(10) OF THE INVESTMENT COMPANY ACT OF 1940). A record in the form of an appropriate memorandum identifying the person or persons, committees, or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record any memorandum, recommendation, or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

      (RULE 31A-1(F) OF THE INVESTMENT COMPANY ACT OF 1940). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions made with respect to the Fund Account.

                                    II-B-5

                                  EXHIBIT II-B

                               DG INVESTOR SERIES

                             SUB-ADVISORY AGREEMENT

      THIS AGREEMENT is made between First American National Bank, a national banking association having its principal place of business in Nashville, Tennessee (hereinafter referred to as "Adviser") and Bennett Lawrence Management, LLC, a New York limited liability company (hereinafter referred to as the "Sub-Adviser").

                                  WITNESSETH:

      That the parties hereto, intending to be legally bound, hereby agree as follows:

            _ The Adviser in its capacity as investment adviser to DG Mid Cap Fund (the "Fund"), a portfolio of DG Investor Series ("Trust"), under the Investment Advisory Contract dated as of April __, 1998, appoints the Sub-Adviser as a discretionary investment sub-adviser to the Fund pursuant to the terms set forth in this Agreement.

            _ (a) The Sub-Adviser will deal in good faith and with due diligence and will use professional skill, care and judgment in the performance of its duties under this Agreement. In so doing, the Sub-Adviser shall formulate and implement a continuing program for the management of the assets of the Fund. The Sub-Adviser shall amend and update such program from time to time as financial and other economic conditions warrant. The Sub-Adviser shall make all determinations with respect to the investment of the assets of the Fund and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the Fund; PROVIDED, HOWEVER, that any assets of the Fund that the Sub-Adviser has determined are to be held in cash and cash equivalents shall be managed by the Adviser. The Adviser shall be responsible for the administration of the investment activities of the Fund, including compliance with the requirements of the Investment Company Act of 1940, except for the investment management activities specifically delegated to the Sub-Adviser pursuant to this Agreement. The Sub-Adviser's activities hereunder shall comply with: (i) the Declaration of Trust and By-Laws of the Trust; (ii) the Registration Statement of the Trust, as it may be amended from time to time, including the investment objectives and policies set forth therein; (iii) the Investment Company Act of 1940 and the Investment Advisers Act of 1940 and the regulations thereunder; (iv) the Internal Revenue Code and the regulations thereunder applicable to regulated investment companies; (v) any other applicable laws or regulations; and (vi) such other limitations as the Adviser or the Board of Trustees of the Trust may adopt.

                  The Sub-Adviser will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act of 1940, will provide the Adviser with a copy of the code of ethics and evidence of its adoption, and will make such reports to the Trust or other persons as required by Rule 17j-1. The Sub-Adviser will also adopt or has adopted policies and procedures sufficient to enable the Sub-Adviser to detect and prevent the misuse of material, nonpublic information by the Sub-Adviser or any person associated with the Sub-Adviser, in compliance with federal and state securities laws.

                  The Sub-Adviser will prepare, maintain, keep current and preserve on behalf of the Trust and the Adviser all records concerning the Sub-Adviser's activities in connection with the Fund that the Fund is required by law to maintain, including, but not limited to, records required under paragraphs (b)(5), (b)(6), (b)(9), (b)(10), and (f) of rule 31a-1 under the Investment Company Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the Investment Company Act of 1940 that are prepared by the Sub-Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly on request to the Fund or any person acting on behalf of the Trust during the term of this Agreement and at any time after the termination of this Agreement; provided, however, that the Sub-Adviser has the right to make and retain copies. The Sub-Adviser will comply with all reasonable requests for information by the Adviser or the Trust's officers or Board of Trustees, including information required for the Fund's filings with the Securities and Exchange Commission and state securities commissions.

                  The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust and the Adviser.

                  The Sub-Adviser will immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act of 1940 or otherwise.

            (a) The Sub-Adviser's power to direct the investment and reinvestment of the assets of the Fund shall be exercised in accordance with applicable law, the Fund's governing documents and the investment objectives, policies and restrictions set forth in the then-current Prospectus and Statement of Additional Information (collectively the "Prospectus") relating to the Fund contained in the Trust's Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933, as amended. The Adviser may also place additional limitations on the Sub-Adviser's investment decisions by written notice to the Sub-Adviser. The Adviser agrees to provide promptly, or cause to be provided promptly, to the Sub-Adviser a copy of the documents mentioned above and all changes made to such documents.

                  While the Sub-Adviser will have day-to-day responsibility for the discretionary investment decisions to be made on behalf of the Fund, the Sub-Adviser will be subject to oversight by the Adviser. Such oversight, however, shall not require prior approval of discretionary investment decisions made by the Sub-Adviser by the Adviser pursuant to the preceding sentence.

                  The Trust retains the right, on reasonable prior written notice to the Adviser and the Sub-Adviser, to amend the Fund's investment objectives, policies and restrictions placed on the Sub-Adviser's investment decisions. Similarly, the Adviser retains the right, on reasonable prior written notice to the Sub-Adviser, to amend any additional limitations, if any, that have been placed on the Sub-Adviser's investment decisions with respect to the Fund. Upon receipt of such prior notice from either the Trust or the Adviser, the Sub-Adviser will promptly notify both the Fund and the Adviser if adoption of such amendment would interfere with the completion of any transaction commenced on behalf of the Fund prior to the Sub-Adviser's receipt of the notice. In the event that the Trust or the Adviser proceeds to amend the Fund's investment objectives, policies and restrictions or any additional limitations after being notified by the Sub-Adviser of the pending transaction commenced on behalf of the Fund, or in the event that the Trust or the Adviser amends the Fund's investment objectives, policies and restrictions or any additional limitations without providing reasonable prior notice to the Sub-Adviser, the Sub-Adviser may complete such transaction unless doing so would violate any applicable law, rule or regulation. In such an event, the Sub-Adviser will not be responsible for any loss that may result from the completion of the transaction.

                  Except as may be qualified elsewhere in this Agreement, the Sub-Adviser is hereby authorized, for and on behalf of the Fund, in its discretion, to:

     exercise any conversion and/or subscription rights available in connection with any securities or other investments held in the Fund;

     maintain all or part of the Fund's assets uninvested in short-term income-producing instruments for such periods of time as shall be deemed reasonable and prudent by the Sub-Adviser;

     instruct the Custodian, to deliver for cash received, securities or other cash and/or securities instruments sold, exchanged, redeemed or otherwise disposed of from the Fund, and to pay cash for securities or other cash and/or securities instruments delivered to the Custodian and/or credited to the Fund upon acquisition of the same for the Fund;

     determine how to vote all proxies received with respect to securities held in the Fund and direct the Custodian as to the voting of such proxies; and

                        generally, perform any other act necessary to enable the Sub-Adviser to carry out its obligations under the Agreement.

            (a) The Sub-Adviser shall select the brokers and dealers through which transactions on behalf of the Fund will be executed and the markets on or in which such transactions will be executed. The Sub-Adviser shall place, in the name of the Fund or its nominee (or appropriate foreign equivalent), all such orders for the purchase or sale or of securities due to or from the Fund with any broker and/or dealer who deals in such securities, all in the manner as forth below and in accordance with such operational procedures as may be agreed to from time to time by the Adviser and the Sub-Adviser.

                  In placing orders with brokers and/or dealers, the Sub-Adviser shall use its best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities using brokers that provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser or the Adviser exercises investment discretion. The Sub-Adviser is authorized to pay a broker that provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of brokerage and research services provided by such broker. This determination may be viewed in terms of either that particular transaction or of the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion.

                  Notwithstanding for foregoing, the Board of Trustees and the Adviser periodically shall review the commissions paid by the Fund and determine whether those commissions were reasonable in relation to the brokerage and research services received.

            It is understood that certain other clients (including other funds, portfolios and accounts) of the Sub-Adviser may have investment objectives and policies similar to those of the Fund and that the Sub-Adviser may, from time to time, make recommendations that result in the purchase (or sale) or a particular security by its other clients and the Fund during the same period of time. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In such event, the Sub-Adviser shall allocate the securities or investments to be purchased or sold, as well as the expense incurred in the transactions (including price) in a manner the Sub-Adviser considers equitable and consistent with its obligations to the Fund and the Sub-Adviser's other clients.

            The Sub-Adviser agrees that it will only enter into transactions that are covered by Section 10(f) or Section 17(e) of the Investment Company Act of 1940 if it has (i) complied with Rule 10f-3 or Rule 17e-1 thereunder, respectively, or the terms of an appropriate exemptive order issued to the Fund by the SEC, and (ii) has complied with the procedures adopted thereunder by the Board of Trustees of the Trust, which may, pursuant to authority granted by the Trust, be supplemented by interpretive guidelines of the Adviser. Aside from parties that are known or should be known by the Sub-Adviser, the Adviser shall promptly notify the Sub-Adviser of any additional parties with whom engaging in a transaction for the Fund would result in a violation of the Investment Company Act of 1940.

            For its services under this Agreement, Sub-Adviser shall receive from Adviser an annual fee (the "Sub-Advisory Fee"), as set forth in Exhibit A hereto.

            This Agreement shall take effect on the date that the parties execute the exhibit to this Agreement relating to such Fund and shall continue in effect for the Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and
(b) the Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to the Fund.

            Notwithstanding any provision in this Agreement, it may be terminated at any time without the payment of any penalty: (a) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Act) of the Fund on sixty (60) days' written notice to the Adviser; (b) by the Sub-Adviser or the Adviser upon sixty (60) days' written notice to the other party to the Agreement. Termination of this Agreement will not affect (i) the validity of any action previously taken by the Adviser or the Sub-Adviser under this Agreement or (ii) liabilities or obligations of the parties from transactions initiated before termination of this Agreement.

            This Agreement shall automatically terminate:

     in the event of its assignment (as defined in the Investment Company Act of 1940); or

     in the event of termination of the Investment Advisory Contract for any reason whatsoever.

            So long as both the Adviser and the Sub-Adviser shall be legally qualified to act as an investment adviser, neither the Adviser nor the Sub-Adviser shall act as an investment adviser (as such term is defined in the Investment Company Act of 1940) to the Fund except as provided herein and in the Investment Advisory Contract or in such other manner as may be expressly agreed between the Adviser and the Sub-Adviser.

      Provided, however, that if the Adviser or Sub-Adviser shall resign prior to the end of any term of this Agreement or for any reason be unable or unwilling to serve for a successive term which has been approved by the Trustees of the Trust pursuant to the provisions of Paragraph 8 of this Agreement or Paragraph 6 of the Investment Advisory Contract, the remaining party, the Sub-Adviser or the Adviser, as the case may be, shall not be prohibited from serving as an investment adviser to such Fund by reason of the provisions of this Paragraph 11.

            This Agreement may be amended from time to time by agreement of the parties hereto provided that such amendment shall be approved both by the vote of a majority of Trustees of the Trust, including a majority of Trustees who are not parties to this Agreement or interested persons, as defined in Section 2(a)(19) of the Investment Company Act of 1940, of any such party at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Investment Company Act of 1940, by the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940) of the Fund.

            This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the choice of law provisions thereof, to the extent that such laws are consistent with provisions of the Investment Company Act of 1940 and the regulations thereunder. The failure of either party to insist, in one or more instances, upon strict performance of the obligations of this Agreement, or to exercise any rights contained herein, shall not be construed as a waiver, or relinquishment for the future of such obligation or right, which shall remain and continue in full force and effect. Should any part of this Agreement be held or made invalid by a court decision, statute, regulation, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                    EXHIBIT A

                               DG INVESTOR SERIES
                                 DG MID CAP FUND

                             Sub-Advisory Agreement


      For all services rendered by Sub-Adviser hereunder, the Adviser shall pay the Sub-Adviser a Sub-Advisory Fee based on the average daily net assets of the Fund, as follows:

      FUND ASSETS                                     ANNUAL RATE

Any assets up to and including $5 million                   0.75%
Any assets over $5 million up to and including $10          0.65%
million
Any assets over $10 million                                 0.55%


The Sub-Advisory Fee shall be calculated by the Adviser and shall be accrued daily, and paid quarterly in arrears, as set forth in the Investment Advisory Contract dated April __, 1998.

      This Exhibit incorporates by reference the Sub-Advisory Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Exhibit to be executed on their behalf by their duly authorized officers, and their corporate seals to be affixed hereto this ___ day of April, 1998.


ATTEST:                                 FIRST AMERICAN NATIONAL BANK


By:                                     By:
    Title:                                  Title:


ATTEST:                                 BENNETT LAWRENCE MANAGEMENT, LLC


By:                                     By:
    Title:                                  Title:

                                    II-C-21

                                  EXHIBIT II-C

                               DG INVESTOR SERIES

                             SUB-ADVISORY AGREEMENT


      THIS AGREEMENT is made between First American National Bank, a national banking association having its principal place of business in Nashville, Tennessee (hereinafter referred to as "Adviser") and Lazard Freres Asset Management, a division of Lazard Freres & Co. L.L.C., a New York limited liability company (hereinafter referred to as the "Sub-Adviser").

                                  WITNESSETH:

      That the parties hereto, intending to be legally bound hereby agree as follows:

            The Adviser in its capacity as investment adviser to the DG International Equity Fund (the "Fund"), a portfolio of DG Investor Series ("Trust"), appoints the Sub-Adviser as a discretionary investment sub-adviser to the Fund pursuant to the terms set forth in this Agreement.

            (a) The Sub-Adviser will deal in good faith and with due diligence and will use professional skill, care and judgment in the performance of its duties under this Agreement. In so doing, the Sub-Adviser shall formulate and implement a continuing program for the management of the assets of the Fund. The Sub-Adviser shall amend and update such program from time to time as financial and other economic conditions warrant. The Sub-Adviser shall make all determinations with respect to the investment of the assets of the Fund and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the Fund. The Adviser shall be responsible for the administration of the investment activities of the Fund, including compliance with the requirements of the Investment Company Act of 1940, except for the investment management activities specifically delegated to the Sub-Adviser to this Agreement.

                  The Sub-Adviser will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act of 1940, will provide the Adviser with a copy of the code of ethics and evidence of its adoption, and will make such reports to the Trust as required by Rule 17j-1. The Sub-Adviser will also adopt or has adopted policies and procedures sufficient to enable the Sub-Adviser to detect and prevent the misuse of material, nonpublic information by the Sub-Adviser or any person associated with the Sub-Adviser, in compliance with federal and state securities laws.

                  The Sub-Adviser will prepare, maintain, keep current and preserve on behalf of the Trust and the Adviser all records concerning the Sub-Adviser's activities in connection with the Fund that the Fund is required by law to maintain, including, but not limited to, records required under paragraphs (b)(5), (b)(6), (b)(9), (b)(10), and (f) of rule 31a-1 under the Investment Company Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the Investment Company Act of 1940 that are prepared by the Sub-Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly on request to the Fund or any person acting on behalf of the Trust during the term of this Agreement and at any time after the termination of this Agreement; provided, however, that the Sub-Adviser has the right to make and retain copies. The Sub-Adviser will comply with all reasonable requests for information by the Adviser or the Trust's officers or Board of Trustees, including information required for the Fund's filings with the Securities and Exchange Commission and state securities commissions.

                  The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust and the Adviser.

                  The Sub-Adviser will immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act of 1940 or otherwise.

            (a) The Sub-Adviser's power to direct the investment and reinvestment of the assets of the Fund shall be exercised in accordance with applicable law, the Fund's governing documents and the investment objectives, policies and restrictions set forth in the then-current Prospectus and Statement of Additional Information (collectively the "Prospectus") relating to the Fund contained in the Trust's Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933, as amended. The Adviser may also place additional limitations on the Sub-Adviser's investment decisions by written notice to the Sub-Adviser. The Adviser agrees to provide promptly, or cause to be provided promptly, to the Sub-Adviser a copy of the documents mentioned above and all changes made to such documents.

                  While the Sub-Adviser will have day-to-day responsibility for the discretionary investment decisions to be made on behalf of the Fund, the Sub-Adviser will be subject to oversight by the Adviser. Such oversight, however, shall not require prior approval of discretionary investment decisions made by the Sub-Adviser by the Adviser pursuant to the preceding sentence.

                  The Trust retains the right, on reasonable prior written notice to the Adviser and the Sub-Adviser, to amend the Fund's investment objectives, policies and restrictions placed on the Sub-Adviser's investment decisions. Similarly, the Adviser retains the right, on reasonable prior written notice to the Sub-Adviser, to amend any additional limitations, if any, that have been placed on the Sub-Adviser's investment decisions with respect to the Fund. Upon receipt of such prior notice from either the Trust or the Adviser, the Sub-Adviser will promptly notify both the Fund and the Adviser if adoption of such amendment would interfere with the completion of any transaction commenced on behalf of the Fund prior to the Sub-Adviser's receipt of the notice. In the event that the Trust or the Adviser proceeds to amend the Fund's investment objectives, policies and restrictions or any additional limitations after being notified by the Sub-Adviser of the pending transaction commenced on behalf of the Fund, or in the event that the Trust or the Adviser amends the Fund's investment objectives, policies and restrictions or any additional limitations without providing reasonable prior notice to the Sub-Adviser, the Sub-Adviser may complete such transaction unless doing so would violate any applicable law, rule or regulation. In such an event, the Sub-Adviser will not be responsible for any loss that may result from the completion of the transaction.

                  Except as may be qualified elsewhere in this Agreement, the Sub-Adviser is hereby authorized, for and on behalf of the Fund, in its discretion, to:

     exercise any conversion and/or subscription rights available in connection with any securities or other investments held in the Fund;

     maintain all or part of the Fund's assets uninvested in short-term income-producing instruments for such periods of time as shall be deemed responsible and prudent by the Sub-Adviser;

     instruct the Custodian, to deliver for cash received, securities or other cash and/or securities instruments sold, exchanged, redeemed or otherwise disposed of from the Fund, and to pay cash for securities or other cash and/or securities instruments delivered to the Custodian and/or credited to the Fund upon acquisition of the same for the Fund;

     determine how to vote all proxies received with respect to securities held in the Fund and direct the Custodian as to the voting of such proxies; and

                        generally, perform any other act necessary to enable the Sub-Adviser to carry out its obligations under the Agreement.

            (a) The Sub-Adviser shall select the brokers and dealers through whom transactions on behalf of the Fund will be executed and the markets on or in which such transactions will be executed. The Sub-Adviser shall place, in the name of the Fund or its nominee (or appropriate foreign equivalent), all such orders for the purchase or sale or of securities due to or from the Fund with any broker and/or dealer who deals in such securities, all in the manner as set forth below and in accordance with such operational procedures as may be agreed to from time to time by the Adviser and the Sub-Adviser.

                  In placing orders with brokers and/or dealers, the Sub-Adviser shall use its best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities using brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser or the Adviser exercises investment discretion. The Sub-Adviser is authorized to pay a broker that provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of brokerage and research services provided by such broker. This determination may be viewed in terms of either that particular transactions or of the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion.

                  Notwithstanding the foregoing, the Board of Trustees and the Adviser periodically shall review the commissions paid by the Fund and determine whether those commissions were reasonable in relation to the brokerage and research services received. In addition, the Board of Trustees of the Trust, in its discretion, may instruct the Sub-Adviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Fund.

            It is understood that certain other clients (including other funds, portfolios and accounts) of the Sub-Adviser may have investment objectives and policies similar to those of the Fund and that the Sub-Adviser may, from time to time, make recommendations that result in the purchase (or sale) of a particular security by its other clients and the Fund during the same period of time. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In such event, the Sub-Adviser shall allocate the securities or investments to be purchased or sold, as well as the expense incurred in the transactions (including price) in a manner the Sub-Adviser considers equitable and consistent with its obligations to the Fund and the Sub-Adviser's other clients.

            The Sub-Adviser agrees that it will only enter into transactions that are covered by Section 10(f) or Section 17(e) of the Investment Company Act of 1940 if it has (i) complied with Rule 10f-3 or Rule 17e-1 thereunder, respectively, or the terms of an appropriate exemptive order issued to the Fund by the SEC, and (ii) has complied with the procedures adopted thereunder by the Board of Trustees of the Trust which may, pursuant to authority granted by the Trust, be supplemented by interpretive guidelines of the Adviser. Aside from parties that are known or should be known by the Sub-Adviser, the Adviser shall promptly notify the Sub-Adviser of any additional parties with whom engaging in a transaction for the Fund would result in a violation of the Investment Company Act of 1940.

            For its services under this Agreement, Sub-Adviser shall receive from Adviser an annual fee (the "Sub-Advisory Fee"), as set forth in the exhibit hereto.

            This Agreement shall begin for the Fund on the date that the parties execute the exhibit to this Agreement relating to such Fund and shall continue in effect for the Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and
(b) the Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to the Fund.

            Notwithstanding any provision in this Agreement, it may be terminated at any time without the payment of any penalty: (a) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Act) of the Fund on sixty (60) days' written notice to the Adviser; (b) by the Sub-Adviser or the Adviser upon 60 days' written notice to the other party to the Agreement. Termination of this Agreement will not affect (i) the validity of any action previously taken by the Adviser or the Sub-Adviser under this Agreement or (ii) liabilities or obligations of the parties from transactions initiated before termination of this Agreement.

            This Agreement shall automatically terminate:

     in the event of its assignment (as defined in the Investment Company Act of 1940); or

     in the event of termination of the Investment Advisory Contract for any reason whatsoever.

            So long as both the Adviser and the Sub-Adviser shall be legally qualified to act as an investment adviser to the Fund, neither the Adviser nor the Sub-Adviser shall act as an investment adviser (as such term is defined in the Investment Company Act of 1940) to the Fund except as provided herein and in the Investment Advisory Contract or in such other manner as may be expressly agreed between the Adviser and the Sub-Adviser.

      Provided, however, that if the Adviser or Sub-Adviser shall resign prior to the end of any term of this Agreement or for any reason be unable or unwilling to serve for a successive term which has been approved by the Trustees of the Trust pursuant to the provisions of Paragraph 8 of this Agreement or Paragraph 6 of the Investment Advisory Contract, the remaining party, the Sub-Adviser or the Adviser, as the case may be, shall not be prohibited from serving as an investment adviser to such Fund by reason of the provisions of this Paragraph 11.

            This Agreement may be amended from time to time by agreement of the parties hereto provided that such amendment shall be approved both by the vote of a majority of Trustees of the Trust, including a majority of Trustees who are not parties to this Agreement or interested persons, as defined in Section 2(a)(19) of the Investment Company Act of 1940, of any such party at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Investment Company Act of 1940, by the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940) of the Fund.

            This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the choice of law provisions thereof, to the extent that such laws are consistent with provisions of the Investment Company Act of 1940 and the regulations thereunder. The failure of either party to insist, in one or more instances, upon strict performance of the obligations of this Agreement, or to exercise any rights contained herein, shall not be construed as a waiver, or relinquishment for the future of such obligation of right, which shall remain and continue in full force and effect. Should any part of this Agreement be held or made invalid by a court decision, statute, regulation, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                    EXHIBIT A

                               DG INVESTOR SERIES
                          DG INTERNATIONAL EQUITY FUND

                             Sub-Advisory Agreement


      For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to .50% (one-half of one percent) of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued daily, and paid monthly as set forth in the Investment Advisory Contract dated April __, 1998.

      This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Exhibit to be executed on their behalf by their duly authorized officers, and their corporate seals to be affixed hereto this ___ day of April, 1998.


ATTEST:                                 FIRST AMERICAN NATIONAL BANK


By:                                     By:
    Title:                                  Title:


ATTEST:                                 LAZARD FRERES ASSET MANAGEMENT


By:                                     By:
    Title:                                  Title:

                                [Account Number]
                                 DG EQUITY FUND

           Proxy for Special Meeting of Shareholders - April 24, 1998


         The undersigned hereby appoints Gail Cagney, Patricia F. Conner, Marie
M. Hamm, Suzanne W. Land and Susan M. Jones as proxies to vote and act at the Special Meeting of Shareholders of the DG Equity Fund (the "Fund"), a portfolio of DG Investor Series (the "Trust"), to be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. (Eastern time) on Friday, April 24, 1998 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. IF NO CHOICE IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE IN THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please sign and return.

The proxies are hereby instructed to vote as specified.

     NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. Please sign and return promptly in the enclosed envelope.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. KEEP THIS PORTION FOR YOUR RECORDS

           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DG EQUITY FUND

VOTE ON PROPOSAL

(1) To approve or disapprove a new Investment Advisory Contract (the "New Advisory Contract") between the Trust, on behalf of the DG Equity Fund, and First American National Bank, the terms of which are substantially similar to the existing investment advisory contract between the Trust and ParkSouth Corporation ("ParkSouth"), subject to and FORAGAINSTABSTAIN effective upon the consummation of the acquisition of Deposit Guaranty Corp., _________ the ultimate corporate parent of ParkSouth, by First American Corporation.

Transaction of such other business as may properly come before the meeting or any adjournment thereof.




x________________________________   _______ x_____________________    ________
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owners)  Date

                                [Account Number]
                               DG OPPORTUNITY FUND

           Proxy for Special Meeting of Shareholders - April 24, 1998


      The undersigned hereby appoints Gail Cagney, Patricia F. Conner, Marie M. Hamm, Suzanne W. Land and Susan M. Jones as proxies to vote and act at the Special Meeting of Shareholders of the DG Opportunity Fund (the "Fund"), a portfolio of DG Investor Series (the "Trust"), to be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. (Eastern time) on Friday, April 24, 1998 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

      The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. IF NO CHOICE IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE IN THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please sign and return.

The proxies are hereby instructed to vote as specified.

     NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. Please sign and return promptly in the enclosed envelope.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DG OPPORTUNITY FUND

VOTE ON PROPOSALS

(1) To approve or disapprove a new Investment Advisory Contract (the "New Advisory Contract") between the Trust, on behalf of the DG Opportunity Fund, and First American National Bank, the terms of which are substantially similar to the existing investment advisory contract between the Trust and ParkSouth Corporation ("ParkSouth"), subject to and
effective upon the consummation of the      FORAGAINSTABSTAIN
acquisition of Deposit Guaranty Corp.,
the ultimate corporate parent of            _________
ParkSouth, by First American Corporation
(the "Merger").

(2) To approve or disapprove a new Sub-Advisory Agreement between First American National Bank, on behalf of the DG Opportunity Fund, and Womack Asset
Management, the present sub-adviser to      FORAGAINSTABSTAIN
the DG Opportunity Fund, subject to and
effective upon the consummation of the      _________
Merger.

Transaction of such other business as
may properly come before the meeting or any adjournment thereof.


x________________________________  _______  x_____________________   ________
Signature (PLEASE SIGN WITHIN BOX) Date     Signature (Joint Owners) Date

                                [Account Number]
                                 DG MID CAP FUND

           Proxy for Special Meeting of Shareholders - April 24, 1998


      The undersigned hereby appoints Gail Cagney, Patricia F. Conner, Marie M. Hamm, Suzanne W. Land and Susan M. Jones as proxies to vote and act at the Special Meeting of Shareholders of the DG Mid Cap Fund (the "Fund"), a portfolio of DG Investor Series (the "Trust"), to be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. (Eastern time) on Friday, April 24, 1998 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

      The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. IF NO CHOICE IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE IN THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please sign and return.

The proxies are hereby instructed to vote as specified.

     NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. Please sign and return promptly in the enclosed envelope.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. KEEP THIS PORTION FOR YOUR RECORDS


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DG MID CAP FUND

VOTE ON PROPOSALS

(1) To approve or disapprove a new Investment Advisory Contract (the "New Advisory Contract") between the Trust, on behalf of the DG Mid Cap Fund, and First American National Bank, the terms of which are substantially similar to the existing investment advisory contract between the Trust and ParkSouth Corporation ("ParkSouth"), subject to and
effective upon the consummation of the      FORAGAINSTABSTAIN
acquisition of Deposit Guaranty Corp.,
the ultimate corporate parent of            _________
ParkSouth, by First American Corporation
(the "Merger").

(2) To approve or disapprove a new Sub-Advisory Agreement between First American National Bank, on behalf of the DG Mid Cap Fund, and Bennett Lawrence Management, LLC, the present sub-adviser FORAGAINSTABSTAIN to the DG Mid Cap Fund, subject to and effective upon the consummation of the _________ Merger.

Transaction of such other business as
may properly come before the meeting or any adjournment thereof.




x________________________________   _______ x_____________________    ________
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owners)  Date

                                [Account Number]
                          DG INTERNATIONAL EQUITY FUND

           Proxy for Special Meeting of Shareholders - April 24, 1998


      The undersigned hereby appoints Gail Cagney, Patricia F. Conner, Marie M. Hamm, Suzanne W. Land and Susan M. Jones as proxies to vote and act at the Special Meeting of Shareholders of the DG International Equity Fund (the "Fund"), a portfolio of DG Investor Series (the "Trust"), to be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. (Eastern time) on Friday, April 24, 1998 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

      The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. IF NO CHOICE IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE IN THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please sign and return.

The proxies are hereby instructed to vote as specified.

     NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. Please sign and return promptly in the enclosed envelope.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. KEEP THIS PORTION FOR YOUR RECORDS


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DG INTERNATIONAL EQUITY FUND

VOTE ON PROPOSALS

(1) To approve or disapprove a new Investment Advisory Contract (the "New Advisory Contract") between the Trust, on behalf of the DG International Equity Fund, and First American National Bank, the terms of which are substantially similar to the existing investment advisory contract between the Trust and ParkSouth Corporation ("ParkSouth"), subject to and effective upon the FORAGAINSTABSTAIN consummation of the acquisition of Deposit Guaranty Corp., the ultimate _________ corporate parent of ParkSouth, by First American Corporation (the "Merger").

(2) To approve or disapprove a new Sub-Advisory Agreement between First American National Bank, on behalf of the DG International Equity Fund, and Lazard Freres Asset Management, the present
sub-adviser to the DG International         FORAGAINSTABSTAIN
Equity Fund, subject to and effective
upon the consummation of the Merger.        _________

Transaction of such other business as
may properly come before the meeting or any adjournment thereof.



x________________________________   _______ x_____________________   ________
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owners)   Date

                                [Account Number]
                     DG LIMITED TERM GOVERNMENT INCOME FUND

           Proxy for Special Meeting of Shareholders - April 24, 1998


      The undersigned hereby appoints Gail Cagney, Patricia F. Conner, Marie M. Hamm, Suzanne W. Land and Susan M. Jones as proxies to vote and act at the Special Meeting of Shareholders of the DG Limited Term Government Income Fund (the "Fund"), a portfolio of DG Investor Series (the "Trust"), to be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. (Eastern time) on Friday, April 24, 1998 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

      The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. IF NO CHOICE IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE IN THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please sign and return.

The proxies are hereby instructed to vote as specified.

     NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. Please sign and return promptly in the enclosed envelope.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. KEEP THIS PORTION FOR YOUR RECORDS

-------------------------------------------------------------------------

           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DG LIMITED TERM GOVERNMENT INCOME FUND

VOTE ON PROPOSAL

(1) To approve or disapprove a new Investment Advisory Contract (the "New Advisory Contract") between the Trust, on behalf of the DG Limited Term Government Income Fund, and First American National Bank, the terms of which are substantially similar to the existing investment advisory contract between the Trust and ParkSouth Corporation
("ParkSouth"), subject to and effective FORAGAINSTABSTAIN upon the consummation of the acquisition of Deposit Guaranty Corp., the ultimate _________ corporate parent of ParkSouth, by First American Corporation.

Transaction of such other business as
may properly come before the meeting or any adjournment thereof.


x________________________________   _______ x_____________________    _______
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owners)  Date

                                [Account Number]
                            DG GOVERNMENT INCOME FUND

           Proxy for Special Meeting of Shareholders - April 24, 1998


      The undersigned hereby appoints Gail Cagney, Patricia F. Conner, Marie M. Hamm, Suzanne W. Land and Susan M. Jones as proxies to vote and act at the Special Meeting of Shareholders of the DG Government Income Fund (the "Fund"), a portfolio of DG Investor Series (the "Trust"), to be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. (Eastern time) on Friday, April 24, 1998 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

      The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. IF NO CHOICE IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE IN THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please sign and return.

The proxies are hereby instructed to vote as specified.

     NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. Please sign and return promptly in the enclosed envelope.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. KEEP THIS PORTION FOR YOUR RECORDS


           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DG GOVERNMENT INCOME FUND

VOTE ON PROPOSAL

(1) To approve or disapprove a new Investment Advisory Contract (the "New Advisory Contract") between the Trust, on behalf of the DG Government Income Fund, and First American National Bank, the terms of which are substantially similar to the existing investment advisory contract between the Trust and ParkSouth Corporation ("ParkSouth"), subject to and
effective upon the consummation of the      FORAGAINSTABSTAIN
acquisition of Deposit Guaranty Corp.,
the ultimate corporate parent of            _________
ParkSouth, by First American Corporation.

Transaction of such other business as
may properly come before the meeting or any adjournment thereof.


x________________________________  _______   x_____________________   ________
Signature (PLEASE SIGN WITHIN BOX) Date      Signature (Joint Owners)   Date

                                [Account Number]
                            DG MUNICIPAL INCOME FUND

           Proxy for Special Meeting of Shareholders - April 24, 1998


      The undersigned hereby appoints Gail Cagney, Patricia F. Conner, Marie M. Hamm, Suzanne W. Land and Susan M. Jones as proxies to vote and act at the Special Meeting of Shareholders of the DG Municipal Income Fund (the "Fund"), a portfolio of DG Investor Series (the "Trust"), to be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. (Eastern time) on Friday, April 24, 1998 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

      The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. IF NO CHOICE IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE IN THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please sign and return.

The proxies are hereby instructed to vote as specified.

     NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. Please sign and return promptly in the enclosed envelope.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. KEEP THIS PORTION FOR YOUR RECORDS


           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DG MUNICIPAL INCOME FUND

VOTE ON PROPOSAL

(1) To approve or disapprove a new Investment Advisory Contract (the "New Advisory Contract") between the Trust, on behalf of the DG Municipal Income Fund, and First American National Bank, the terms of which are substantially similar to the existing investment advisory contract between the Trust and ParkSouth
Corporation ("ParkSouth"), subject to and FORAGAINSTABSTAIN effective upon the consummation of the acquisition of Deposit Guaranty Corp., _________ the ultimate corporate parent of ParkSouth, by First American Corporation.

Transaction of such other business as
may properly come before the meeting or any adjournment thereof.



x________________________________  _______ x_____________________    ________
Signature (PLEASE SIGN WITHIN BOX) Date    Signature (Joint Owners)  Date

                                [Account Number]
                           DG PRIME MONEY MARKET FUND

           Proxy for Special Meeting of Shareholders - April 24, 1998


      The undersigned hereby appoints Gail Cagney, Patricia F. Conner, Marie M. Hamm, Suzanne W. Land and Susan M. Jones as proxies to vote and act at the Special Meeting of Shareholders of the DG Prime Money Market Fund (the "Fund"), a portfolio of DG Investor Series (the "Trust"), to be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. (Eastern time) on Friday, April 24, 1998 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

      The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. IF NO CHOICE IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE IN THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please sign and return.

The proxies are hereby instructed to vote as specified.

     NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. Please sign and return promptly in the enclosed envelope.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. KEEP THIS PORTION FOR YOUR RECORDS


           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DG PRIME MONEY MARKET FUND

VOTE ON PROPOSAL

(1) To approve or disapprove a new Investment Advisory Contract (the "New Advisory Contract") between the Trust, on behalf of the DG Prime Money Market Fund, and First American National Bank, the terms of which are substantially similar to the existing investment advisory contract between the Trust and ParkSouth Corporation ("ParkSouth"), subject to and
effective upon the consummation of the      FORAGAINSTABSTAIN
acquisition of Deposit Guaranty Corp.,
the ultimate corporate parent of            _________
ParkSouth, by First American Corporation
(the "Merger").

Transaction of such other business as
may properly come before the meeting or any adjournment thereof.



x________________________________       _______ x_____________________   _____
Signature (PLEASE SIGN WITHIN BOX)      Date    Signature (Joint Owners) Date

                                [Account Number]
                          DG TREASURY MONEY MARKET FUND

           Proxy for Special Meeting of Shareholders - April 24, 1998


      The undersigned hereby appoints Gail Cagney, Patricia F. Conner, Marie M. Hamm, Suzanne W. Land and Susan M. Jones as proxies to vote and act at the Special Meeting of Shareholders of the DG Treasury Money Market Fund (the "Fund"), a portfolio of DG Investor Series (the "Trust"), to be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. (Eastern time) on Friday, April 24, 1998 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

      The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. IF NO CHOICE IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE IN THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please sign and return.

The proxies are hereby instructed to vote as specified.

     NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. Please sign and return promptly in the enclosed envelope.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. KEEP THIS PORTION FOR YOUR RECORDS


           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DG Treasury Money Market Fund

VOTE ON PROPOSAL

(1) To approve or disapprove a new Investment Advisory Contract (the "New Advisory Contract") between the Trust, on behalf of the DG Treasury Money Market Fund, and First American National Bank, the terms of which are substantially similar to the existing investment advisory contract between the Trust and ParkSouth Corporation ("ParkSouth"), subject to and effective upon the FORAGAINSTABSTAIN consummation of the acquisition of Deposit Guaranty Corp., the ultimate _________ corporate parent of ParkSouth, by First American Corporation.

Transaction of such other business as
may properly come before the meeting or any adjournment thereof.


x________________________________       _______ x_____________________   _____
Signature (PLEASE SIGN WITHIN BOX)      Date    Signature (Joint Owners) Date